UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2011

Annual Repor t

Legg Mason

Target Retirement Series

Legg Mason Target Retirement 2015

Legg Mason Target Retirement 2020

Legg Mason Target Retirement 2025

Legg Mason Target Retirement 2030

Legg Mason Target Retirement 2035

Legg Mason Target Retirement 2040

Legg Mason Target Retirement 2045

Legg Mason Target Retirement 2050

Legg Mason Target Retirement Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Target Retirement Series

Fund objectives

The investment objective of each Fund in Legg Mason Target Retirement Series is to seek the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Target Retirement Series for the twelve-month reporting period ended January 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 25, 2011

Legg Mason Target Retirement Series	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended January 31, 2011. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in December 2010 and January 2011, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The second estimate for fourth quarter GDP was a 2.8% expansion.

Turning to the job market, the unemployment rate moved lower in December 2010 and January 2011, though it remained elevated throughout the reporting period. The unemployment rate fell from 9.8% in November to 9.4% in December 2010 and 9.0% in January 2011. This favorable trend, however, did not mean that all was well in the labor market. The unemployment rate has now equaled or exceeded 9.0% for twenty-one consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in January 2011 that approximately 13.86 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 2.7% in January 2011 and the inventory of unsold homes was a 7.6 month supply at the current sales level, versus an 8.2 month supply in December. Despite this, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $158,800 in January 2011, down 3.7% from January 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown eighteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through most of the remainder of the reporting period. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. Given the headwinds associated with the sovereign debt crisis, GDP growth in the Eurozone was a modest 1.7% in 2010. Japan’s economy performed better, as it expanded 3.9% in 2010. In contrast, many emerging market countries are experiencing very strong economic growth. China’s economy expanded 10.3% in 2010 and the IMF projects that India’s economy grew 9.7% in 2010.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first three months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

IV	Legg Mason Target Retirement Series

Investment commentary (cont’d)

Due to signs that certain areas of the economy were moderating early in the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in January 2011, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended January 31, 2011. The reporting period got off to a solid start, with the Index moving higher during the first three months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, investor risk aversion increased in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and declined more than 10%. Despite continued weak economic indicators, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This momentum continued in January 2011, as the Index returned 2.37%. All told, the Index returned 22.19% over the twelve months ended January 31, 2011.

The international developed equity market, as measured by the MSCI EAFE Indexv (Gross), also posted a positive return but lagged its U.S. counterpart during the twelve months ended January 31, 2011, returning 15.87% for the period. This relative underperformance was the result of a number of factors, including concerns regarding the debt crisis in Greece and Ireland and fears that it could spread to other European countries. Despite a setback in January 2011, emerging market equities generated solid results during the reporting period. For the period as a whole, strong economic growth in many developing countries and generally robust investor demand supported equity prices. During the twelve months ended January 31, 2011, the MSCI Emerging Markets Indexvi returned 22.48%.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvii Treasuries during most of the first three months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. The spread sectors

Legg Mason Target Retirement Series	V

then took a step backward toward the end of April and during the month of May given concerns regarding the European sovereign debt crisis and some disappointing economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing in December 2010 and January 2011, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended January 31, 2011. When the period began, two- and ten-year Treasury yields were 0.82% and 3.63%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on January 31, 2011, two-year Treasury yields were 0.58% and ten-year Treasury yields were 3.42%. For the twelve months ended January 31, 2011, the Barclays Capital U.S. Aggregate Indexviii returned 5.06%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)ix returned 3.23% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexx returned 15.96% for the twelve months ended January 31, 2011.

While prices weakened during the last three months of the reporting period, emerging market debt posted solid results for the twelve months ended January 31, 2011. The asset class was generally supported by strong economic growth in many emerging market countries, solid domestic demand and overall robust investor demand. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 11.02% over the twelve months ended January 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

[x]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Target Retirement Series 2011 Annual Report	1

Funds overview

Legg Mason Target Retirement Series (the “Target Retirement Series”) consists of nine Legg Mason Target Retirement Funds (each a “Target Fund” and collectively the “Target Funds”). Each Target Fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Each Target Fund is a “fund of funds” that invests in a combination of underlying funds representing a variety of asset classes and investment styles.

Each Target Fund is managed as an asset allocation program. The asset mix in each Target Fund, other than Legg Mason Target Retirement Fund (the “Retirement Fund”), is managed to a specific target date included in its name (intended to coincide, generally, with an investor’s retirement year) and is designed for investors expecting to retire or achieve another life event around the target date. Over time, the underlying asset mix for the Target Funds, other than the Retirement Fund, will become more conservative based on a predetermined “glide path” or asset-allocation model. Once a Target Fund (other than the Retirement Fund) reaches its most conservative planned allocation, approximately fifteen years after its target date, its allocation to equity funds will become static. The Retirement Fund is designed for investors close to or in their retirement years. The Retirement Fund generally maintains a static asset allocation model.

The Target Funds generally invest in underlying equity funds, including index-based exchange-traded funds (“ETFs”), that have a range of investment styles and focuses, including large-, mid- and small-cap funds, growth- and value-oriented funds, international and emerging market equity funds and funds that invest in real estate-related securities. The underlying fixed-income funds also have a range of investment focuses and include funds that invest primarily in investment grade or high-yield fixed-income securities. The underlying fixed-income funds generally invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging market debt securities.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Global equity markets moved generally sideways during the first half of the period, as investors worried about whether the global economy was going to experience a double-dip back into recession, but then rose strongly in the second half of the year as those worries faded and economic data improved.

For the twelve months ended January 31, 2011, the overall domestic stock market, as measured by the S&P 500 Indexi returned 22.19%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of 23.33%. Small-cap U.S. stocks performed even better, with the Russell 2000 Indexiii returning 31.36% over the same period. International stock markets rose as well. For the twelve months ended January 31, 2011, the MSCI EAFE Indexiv (Gross) produced a total return of 15.87%, and the MSCI Emerging Markets Indexv gained 22.48%.

In the fixed-income markets, government bond yields ended the period lower than where they started, despite a rise in yields in the last few months of the year. The ten-year U.S. Treasury bond yield started the period at 3.63%. That yield fell steadily from early April through early October, reaching a low of 2.41%, as investors doubted the strength of the economic recovery and anticipated a new round of monetary policy easing by the Federal Reserve Board (“Fed”)vi that would involve the Fed buying U.S. Treasuries. By the time the policy was actually announced, the economic outlook was starting to improve, and the ten-year U.S. Treasury yield rose to 3.42% by the end of the period. The two-year Treasury yield followed a similar pattern, starting the period at 0.82%, dipping to 0.33% in early November, and rising to 0.58% at the end of the period. Corporate bond yields also fell over the course of the reporting period — more so than the yield on Treasuries, in fact, so that the yield spread between corporate bonds and Treasuries narrowed. Bond prices move inversely with yields, so the fall in yields meant prices were rising. Overall, the Barclays Capital U.S. Aggregate Indexvii, which measures investment grade bonds (both government and corporate), returned 5.06% for the period. Non-U.S. investment grade bonds performed very similarly, with the Barclays Capital Global Aggregate ex-USD Indexviii up 5.53% during the reporting period. Yield spreads narrowed for high-yield and emerging market bonds, driving both markets to better returns than the investment grade indices. The Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix was up 15.96%, and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x gained 11.02%.

Real estate investment trusts (“REITs”)xi were the best-performing asset class over the period, with the FTSE NAREIT All REITs Indexxii rising 38.71%.

2	Legg Mason Target Retirement Series 2011 Annual Report

Funds overview (cont’d)

Q. How did we respond to these changing market conditions?

A. At the beginning of the period, we were overweighted in underlying bond funds and underweighted in underlying equity funds, because we were concerned that the sharp rise in equities over the previous ten months (from March of 2009 to January of 2010) had left stocks priced too expensively to their underlying earnings. While we expected earnings to rise, we thought that the market’s expectations for how much they would rise were too optimistic. In April 2010, though, we saw evidence that the recovery in earnings had been quite strong — so strong, in fact, that we reversed our view. We decided that equities were actually undervalued relative to bonds, and moved to an overweight in equities and an underweight in fixed income (in funds where we had the latitude to do so). We maintained that position for the rest of the period.

Legg Mason Target Retirement Series 2011 Annual Report	3

Legg Mason Target Retirement 2015

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2015, excluding sales charges, returned 17.42%. The Fund’s primary benchmark, the Dow Jones Target 2015 Indexxiii, and its secondary benchmark, the Target Retirement 2015 Composite Indexxiv, returned 12.03% and 16.07%, respectively, for the same period. The Lipper Mixed-Asset Target 2015 Funds Category Average1 returned 14.41% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2015:
Class A	11.65%	17.42%
Class C	11.24%	16.54%
Class FI	11.65%	17.42%
Class R	11.46%	17.11%
Class I	11.74%	17.63%
Dow Jones Target 2015 Index	6.83%	12.03%
Target Retirement 2015 Composite Index	11.39%	16.07%
Lipper Mixed-Asset Target 2015 Funds Category Average[1]	9.92%	14.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 9.69%, 10.12%, 11.44%, 11.53% and 10.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 129 funds for the six-month period and among the 123 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

4	Legg Mason Target Retirement Series 2011 Annual Report

Funds overview (cont’d)

Legg Mason Target Retirement 2020

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2020, excluding sales charges, returned 17.72%. The Fund’s primary benchmark, the Dow Jones Target 2020 Indexxiii, and its secondary benchmark, the Target Retirement 2020 Composite Indexxv, returned 14.32% and 17.05%, respectively, for the same period. The Lipper Mixed-Asset Target 2020 Funds Category Average1 returned 15.83% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2020:
Class A	12.30%	17.72%
Class C	11.87%	16.80%
Class FI	12.28%	17.69%
Class R	12.22%	17.40%
Class I	12.49%	17.92%
Dow Jones Target 2020 Index	8.83%	14.32%
Target Retirement 2020 Composite Index	12.47%	17.05%
Lipper Mixed-Asset Target 2020 Funds Category Average[1]	10.83%	15.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 8.95%, 10.29%, 9.86%, 9.72% and 8.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 181 funds for the six-month period and among the 174 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Target Retirement Series 2011 Annual Report	5

Legg Mason Target Retirement 2025

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2025, excluding sales charges, returned 18.50%. The Fund’s primary benchmark, the Dow Jones Target 2025 Indexxiii, and its secondary benchmark, the Target Retirement 2025 Composite Indexxvi, returned 17.02% and 18.09%, respectively, for the same period. The Lipper Mixed-Asset Target 2025 Funds Category Average1 returned 18.23% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2025:
Class A	13.29%	18.50%
Class C	12.88%	17.61%
Class FI	13.28%	18.49%
Class R	13.10%	18.31%
Class I	13.37%	18.82%
Dow Jones Target 2025 Index	11.26%	17.02%
Target Retirement 2025 Composite Index	13.45%	18.09%
Lipper Mixed-Asset Target 2025 Funds Category Average[1]	13.46%	18.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 9.71%, 10.68%, 10.24%, 10.52% and 9.18%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds for the six-month period and among the 101 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

6	Legg Mason Target Retirement Series 2011 Annual Report

Funds overview (cont’d)

Legg Mason Target Retirement 2030

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2030, excluding sales charges, returned 19.29%. The Fund’s primary benchmark, the Dow Jones Target 2030 Indexxiii, and its secondary benchmark, the Target Retirement 2030 Composite Indexxvii, returned 19.52% and 19.73%, respectively, for the same period. The Lipper Mixed-Asset Target 2030 Funds Category Average1 returned 18.75% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2030:
Class A	14.12%	19.29%
Class C	13.72%	18.52%
Class FI	14.12%	19.29%
Class R	14.05%	18.99%
Class I	14.30%	19.73%
Dow Jones Target 2030 Index	13.52%	19.52%
Target Retirement 2030 Composite Index	14.84%	19.73%
Lipper Mixed-Asset Target 2030 Funds Category Average[1]	13.76%	18.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all dis tributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 10.27%, 11.97%, 10.23%, 10.36% and 9.32%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 178 funds for the six-month period and among the 171 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Target Retirement Series 2011 Annual Report	7

Legg Mason Target Retirement 2035

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2035, excluding sales charges, returned 20.48%. The Fund’s primary benchmark, the Dow Jones Target 2035 Indexxiii, and its secondary benchmark, the Target Retirement 2035 Composite Indexxviii, returned 21.50% and 21.39%, respectively, for the same period. The Lipper Mixed-Asset Target 2035 Funds Category Average1 returned 20.39% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2035:
Class A	15.96%	20.48%
Class C	15.58%	19.60%
Class FI	15.95%	20.47%
Class R	15.79%	20.19%
Class I	16.15%	20.80%
Dow Jones Target 2035 Index	15.34%	21.50%
Target Retirement 2035 Composite Index	16.46%	21.39%
Lipper Mixed-Asset Target 2035 Funds Category Average[1]	15.64%	20.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 10.67%, 10.25%, 11.95%, 12.24% and 7.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 107 funds for the six-month period and among the 96 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

8	Legg Mason Target Retirement Series 2011 Annual Report

Funds overview (cont’d)

Legg Mason Target Retirement 2040

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2040, excluding sales charges, returned 20.98%. The Fund’s primary benchmark, the Dow Jones Target 2040 Indexxiii, and its secondary benchmark, the Target Retirement 2040 Composite Indexxix, returned 22.77% and 21.95%, respectively, for the same period. The Lipper Mixed-Asset Target 2040 Funds Category Average1 returned 20.29% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2040:
Class A	16.22%	20.98%
Class C	15.82%	20.08%
Class FI	16.19%	20.95%
Class R	16.02%	20.65%
Class I	16.38%	21.26%
Dow Jones Target 2040 Index	16.53%	22.77%
Target Retirement 2040 Composite Index	16.74%	21.95%
Lipper Mixed-Asset Target 2040 Funds Category Average[1]	15.28%	20.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 13.42%, 11.68%, 13.61%, 13.78% and 9.62%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 176 funds for the six-month period and among the 169 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Target Retirement Series 2011 Annual Report	9

Legg Mason Target Retirement 2045

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2045, excluding sales charges, returned 20.82%. The Fund’s primary benchmark, the Dow Jones Target 2045 Indexxiii, and its secondary benchmark, the Target Retirement 2045 Composite Indexxx, returned 23.19% and 21.95%, respectively, for the same period. The Lipper Mixed-Asset Target 2045 Funds Category Average1 returned 20.98% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2045:
Class A	16.18%	20.82%
Class C	15.78%	19.92%
Class FI	16.17%	20.81%
Class R	16.00%	20.63%
Class I	16.25%	21.14%
Dow Jones Target 2045 Index	16.94%	23.19%
Target Retirement 2045 Composite Index	16.74%	21.95%
Lipper Mixed-Asset Target 2045 Funds Category Average[1]	16.40%	20.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 13.76%, 13.60%, 14.71%, 14.88% and 11.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 106 funds for the six-month period and among the 95 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

10	Legg Mason Target Retirement Series 2011 Annual Report

Funds overview (cont’d)

Legg Mason Target Retirement 2050

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement 2050, excluding sales charges, returned 21.14%. The Fund’s primary benchmark, the Dow Jones Target 2050 Indexxiii, and its secondary benchmark, the Target Retirement 2050 Composite Indexxxi, returned 23.19% and 21.95%, respectively, for the same period. The Lipper Mixed-Asset Target 2050+ Funds Category Average1 returned 20.82% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement 2050:
Class A	16.25%	21.14%
Class C	15.72%	20.10%
Class FI	16.23%	21.12%
Class R	15.95%	20.71%
Class I	16.30%	21.30%
Dow Jones Target 2050 Index	16.94%	23.19%
Target Retirement 2050 Composite Index	16.74%	21.95%
Lipper Mixed-Asset Target 2050+ Funds Category Average[1]	15.79%	20.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 14.60%, 14.86%, 15.29%, 15.68% and 13.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 166 funds for the six-month period and among the 147 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Target Retirement Series 2011 Annual Report	11

Legg Mason Target Retirement Fund

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Target Retirement Fund, excluding sales charges, returned 15.56%. The Fund’s primary benchmarks, the Russell 3000 Indexxxii, the MSCI EAFE Index (Gross) and the Barclays Capital U.S. Aggregate Index, and its secondary benchmark, the Target Retirement Fund Composite Indexxxiii, returned 23.95%, 15.87%, 5.06% and 12.71%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average1 returned 11.09% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Target Retirement Fund:
Class A	8.96%	15.56%
Class C	8.61%	14.66%
Class FI	8.95%	15.55%
Class R	8.86%	15.25%
Class I	9.06%	15.88%
Russell 3000 Index	18.92%	23.95%
MSCI EAFE Index (Gross)	16.20%	15.87%
Barclays Capital U.S. Aggregate Index	0.20%	5.06%
Target Retirement Fund Composite Index	7.40%	12.71%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average[1]	6.69%	11.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 11.32%, 12.68%, 12.23%, 12.49% and 11.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.99% for Class FI shares, 1.24% for Class R shares and 0.74% for Class I shares. This expense limitation arrangement takes into account the expenses of the underlying funds and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 476 funds for the six-month period and among the 466 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	Includes expenses of the underlying funds in which the Fund invests.

12	Legg Mason Target Retirement Series 2011 Annual Report

Funds overview (cont’d)

Q. What were the leading contributors and detractors to performance?

A. All of the underlying funds had positive returns for the period; therefore, they all contributed positively to absolute performance. Taking into account both the underlying fund returns and their weightings within the portfolios, the leading contributors to absolute performance were iShares Russell 1000 Value Index Fund, Vanguard REIT Index Fund and iShares MSCI EAFE Index Fund. The funds that made the smallest positive contribution to absolute performance (again, taking into account underlying fund weightings as well as returns) were Western Asset High Yield Portfolio and Western Asset Emerging Markets Debt Portfolio.

Among the underlying funds, the leaders in terms of outperforming their respective benchmarks were Western Asset Core Bond Portfolio and Legg Mason BW Global Opportunities Bond Fund. The underlying funds which most underperformed their respective benchmarks were Legg Mason Capital Management Value Trust, Inc. and Legg Mason ClearBridge Appreciation Fund.

Q. Were there any significant changes to the Funds during the reporting period?

A. In June, we added a 5% allocation to Legg Mason Strategic Real Return Fund (the “Strategic Real Return Fund”) in the Retirement Fund, as well as in the Target 2015, 2020 and 2025 Funds. The Strategic Real Return Fund invests in a combination of asset classes (U.S. Treasury Inflation-Protected Securitiesxxiv, commodities, REITs and inflation-sensitive equities), and its goal is to provide a real return over and above inflation over the intermediate and longer term. Historically, the best long-term hedge against inflation has been equities; equities have provided a positive real return in every twenty-year time period dating back to the mid-1920s. However, over periods of fifteen years or shorter, equities have not always generated positive real returns. For that reason, we decided to include an allocation to the Strategic Real Return Fund in the Target Funds with fifteen years or less to their target date, as a protection against inflation.

Thank you for your investment in the Target Retirement Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Andrew Purdy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

February 15, 2011

RISKS: Mutual funds are subject to risk, including possible loss of principal. Because these Funds have exposure to both stocks and bonds through the underlying funds in which they invest, the Funds may underperform stock funds when stocks are in favor, and underperform bond funds when bonds are in favor. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Funds’ share prices. International stocks are subject to certain risks, including currency fluctuations and changes in political and economic conditions; these risks are heightened for investments in emerging markets; small- and mid-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and inherently more risky than higher-rated securities.

Each Fund in the Target Retirement Series is a “fund of funds” — meaning it invests in other underlying funds. There are additional risks and other expenses associated with Funds that invest in other mutual funds rather than directly in portfolio securities. In addition to a Fund’s operating expenses, an investment will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Certain of the underlying funds may sell securities short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investment in underlying funds that invest in real estate-related securities (including REITs) expose a Fund to risk similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. In addition, some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Funds’ prospectus for a more complete discussion of these and other risks, and the Funds’ investment strategies.

Legg Mason Target Retirement Series 2011 Annual Report	13

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Barclays Capital Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds.

ix

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xi	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

xii	The FTSE NAREIT All REITs Index consists of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List.

xiii

The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes.

xiv

The Target Retirement 2015 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the MSCI EAFE Index (24.19%), Russell 1000 Index (22.76%), Barclays Capital U.S. Aggregate Index (22.24%), Barclays Capital Global Aggregate ex-USD Index (15%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%), MSCI Emerging Markets Index (4.54%) and Barclays Capital U.S. High Yield — 2% Issuer Cap Index (1.27%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xv

The Target Retirement 2020 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (27.66%), MSCI EAFE Index (25.97%), Barclays Capital U.S. Aggregate Index (15.58%), Barclays Capital Global Aggregate ex-USD Index (15%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%), MSCI Emerging Markets Index (4.03%), JPMorgan Emerging Markets Bond Index Plus (1.24%) and Barclays Capital U.S. High Yield — 2% Issuer Cap Index (0.52%). The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xvi

The Target Retirement 2025 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (33.12%), MSCI EAFE Index (26.95%), Barclays Capital Global Aggregate ex-USD Index (12.52%), Barclays Capital U.S. Aggregate Index (10.53%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%), JPMorgan Emerging Markets Bond Index Plus (3.08%), MSCI Emerging Markets Index (3.05%) and Barclays Capital U.S. High Yield — 2% Issuer Cap Index (0.75%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xvii

The Target Retirement 2030 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (41.43%), MSCI EAFE Index (28.08%), Barclays Capital U.S. Aggregate Index (6.77%), FTSE NAREIT All REITs Index (5%), JPMorgan Emerging Markets Bond Index Plus (5%), Russell 2000 Index (5%), Barclays Capital Global Aggregate ex-USD Index (4.97%), MSCI Emerging Markets Index (1.92%) and Barclays Capital U.S. High Yield — 2% Issuer Cap Index (1.83%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xviii

The Target Retirement 2035 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (52%), MSCI EAFE Index (28.27%), FTSE NAREIT All REITs Index (5%), JPMorgan Emerging Markets Bond Index Plus (5%), Russell 2000 Index (5%), Barclays Capital U.S. Aggregate Index (3%) and MSCI Emerging Markets Index (1.73%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

14	Legg Mason Target Retirement Series 2011 Annual Report

Funds overview (cont’d)

xix

The Target Retirement 2040 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (51%), MSCI EAFE Index (25.66%), Russell 2000 Index (7.57%), FTSE NAREIT All REITs Index (5%), MSCI Emerging Markets Index (4.34%), JPMorgan Emerging Markets Bond Index Plus (3.43%) and Barclays Capital U.S. Aggregate Index (3%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xx

The Target Retirement 2045 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (51%), MSCI EAFE Index (25.66%), Russell 2000 Index (7.57%), FTSE NAREIT All REITs Index (5%), MSCI Emerging Markets Index (4.34%), JPMorgan Emerging Markets Bond Index Plus (3.43%) and Barclays Capital U.S. Aggregate Index (3%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xxi

The Target Retirement 2050 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (51%), MSCI EAFE Index (25.66%), Russell 2000 Index (7.57%), FTSE NAREIT All REITs Index (5%), MSCI Emerging Markets Index (4.34%), JPMorgan Emerging Markets Bond Index Plus (3.43%) and Barclays Capital U.S. Aggregate Index (3%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xxii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xxiii

The Target Retirement Fund Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Barclays Capital U.S. Aggregate Index (42.18%), Barclays Capital Global Aggregate ex-USD Index (15%), MSCI EAFE Index (13.91%), Russell 1000 Index (8.3%), Barclays Capital U.S. High Yield — 2% Issuer Cap Index (7.39%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%) and MSCI Emerging Markets Index (3.22%). Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation.

xxiv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Legg Mason Target Retirement Series 2011 Annual Report	15

Funds at a glance (unaudited)

Legg Mason Target Retirement 2015 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
20.9 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
13.1 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations Municipal Bonds
8.9 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
6.6 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
6.5 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
6.0 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
5.0 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	U.S. Treasury Inflation Protected Securities Exchange Traded Funds Financials Health Care Industrials
5.0 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
3.5 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
3.4 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
3.2 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
2.7 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
2.7 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
2.3 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
2.3 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
2.2 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
2.2 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
1.8 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services
1.7 Western Asset Funds, Inc., Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials

16	Legg Mason Target Retirement Series 2011 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Target Retirement 2020 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
17.3 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
12.8 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations Municipal Bonds
9.8 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
7.4 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
7.2 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
6.9 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
4.9 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	U.S. Treasury Inflation Protected Securities Exchange Traded Funds Financials Health Care Industrials
4.6 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
3.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy

†	Subject to change at any time.
‡	Represents less than 0.1%

% of Total Long-Term Investments	Top 5 Sectors:
3.7 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
3.4 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
2.9 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
2.8 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
2.7 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
2.7 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
2.7 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
2.1 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
1.7 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services
0.5 Western Asset Funds, Inc., Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials
0.0‡ Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	Sovereign Bonds Energy Telecommunications Services Materials Consumer Discretionary

Legg Mason Target Retirement Series 2011 Annual Report	17

Legg Mason Target Retirement 2025 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
12.4 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations Municipal Bonds
10.3 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
9.8 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
8.8 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
7.8 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
7.5 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
5.0 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	U.S. Treasury Inflation Protected Securities Exchange Traded Funds Financials Health Care Industrials
5.0 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
4.8 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
4.8 Legg Mason Partners Equity Trust - Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
3.5 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
3.3 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
3.3 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
3.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
3.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
2.2 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
1.9 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
1.5 Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	Sovereign Bonds Energy Telecommunications Services Materials Consumer Discretionary
1.2 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services
0.6 Western Asset Funds, Inc., Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials

18	Legg Mason Target Retirement Series 2011 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Target Retirement 2030 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
11.2 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
11.2 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
8.3 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
8.3 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
8.1 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations Municipal Bonds
7.1 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
6.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
5.8 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
5.1 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
4.3 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
4.0 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
4.0 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
3.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
3.7 Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	Sovereign Bonds Energy Telecommunications Services Materials Consumer Discretionary
3.2 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
2.0 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
1.6 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
1.2 Western Asset Funds, Inc., Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials
0.8 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services

Legg Mason Target Retirement Series 2011 Annual Report	19

Legg Mason Target Retirement 2035 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
13.5 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
10.8 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
8.5 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
8.3 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
7.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
7.2 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
5.8 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
5.3 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
5.2 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
5.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
4.8 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
4.2 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
3.7 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
3.3 Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	Sovereign Bonds Energy Telecommunications Services Materials Consumer Discretionary
2.2 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
2.1 Western Asset Funds, Inc., Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials
1.0 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations Municipal Bonds
0.9 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
0.6 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services

20	Legg Mason Target Retirement Series 2011 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Target Retirement 2040 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
14.5 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
10.3 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
8.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
7.8 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
7.8 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
7.2 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
6.2 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
5.2 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
5.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
5.1 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
5.0 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
5.0 Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	Sovereign Bonds Energy Telecommunications Services Materials Consumer Discretionary
4.0 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
2.8 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
2.6 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
1.8 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
1.5 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services

Legg Mason Target Retirement Series 2011 Annual Report	21

Legg Mason Target Retirement 2045 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
14.4 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
9.8 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
8.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
7.8 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
7.2 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
7.1 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
6.2 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
5.2 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
5.2 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
5.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
5.0 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
4.8 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
3.3 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
3.2 Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	Sovereign Bonds Energy Telecommunications Services Materials Consumer Discretionary
3.0 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
2.8 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
1.8 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services

22	Legg Mason Target Retirement Series 2011 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Target Retirement 2050 Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
14.5 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
9.9 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
7.8 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
7.8 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
7.5 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
7.3 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
6.2 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
5.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
5.4 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
5.2 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
4.8 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
4.7 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
3.2 Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	Sovereign Bonds Energy Telecommunications Services Materials Consumer Discretionary
3.0 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
3.0 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
2.7 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
1.5 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services

Legg Mason Target Retirement Series 2011 Annual Report	23

Legg Mason Target Retirement Fund Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors:
38.4 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
13.3 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations Municipal Bonds
6.8 Western Asset Funds, Inc., Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials
5.4 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Materials Consumer Discretionary Consumer Staples
5.2 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	U.S. Treasury Inflation Protected Securities Exchange Traded Funds Financials Health Care Industrials
4.9 Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	Specialized REITs Retail REITs Residential REITs Office REITs Diversified REITs
4.2 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
4.2 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
3.0 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors:
2.5 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Utilities Producer Durables
2.1 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	Financials Materials Energy Consumer Discretionary Information Technology
2.0 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
1.5 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
1.4 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
1.2 Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	Financials Materials Energy Information Technology Telecommunications Services
1.1 iShares Trust — iShares Russell 1000 Growth Index Fund	Technology Consumer Discretionary Producer Durables Energy Health Care
1.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
0.9 Legg Mason Capital Management Growth Trust, Inc., Class I Shares	Information Technology Industrials Health Care Financials Consumer Staples
0.9 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy

24	Legg Mason Target Retirement Series 2011 Annual Report

Funds expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2015	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2015	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	11.65%	$1,000.00	$1,116.50	0.39%	$2.08	Class A	5.00%	$1,000.00	$1,023.24	0.39%	$1.99
Class C	11.24	1,000.00	1,112.40	1.13	6.02	Class C	5.00	1,000.00	1,019.51	1.13	5.75
Class FI	11.65	1,000.00	1,116.50	0.39	2.08	Class FI	5.00	1,000.00	1,023.24	0.39	1.99
Class R	11.46	1,000.00	1,114.60	0.64	3.41	Class R	5.00	1,000.00	1,021.98	0.64	3.26
Class I	11.74	1,000.00	1,117.40	0.14	0.75	Class I	5.00	1,000.00	1,024.50	0.14	0.71

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Target Retirement Series 2011 Annual Report	25

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2020	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2020	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	12.30%	$1,000.00	$1,123.00	0.38%	$2.03	Class A	5.00%	$1,000.00	$1,023.29	0.38%	$1.94
Class C	11.87	1,000.00	1,118.70	1.13	6.03	Class C	5.00	1,000.00	1,019.51	1.13	5.75
Class FI	12.28	1,000.00	1,122.80	0.38	2.03	Class FI	5.00	1,000.00	1,023.29	0.38	1.94
Class R	12.22	1,000.00	1,122.20	0.63	3.37	Class R	5.00	1,000.00	1,022.03	0.63	3.21
Class I	12.49	1,000.00	1,124.90	0.13	0.70	Class I	5.00	1,000.00	1,024.55	0.13	0.66

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

26	Legg Mason Target Retirement Series 2011 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2025	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2025	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	13.29%	$1,000.00	$1,132.90	0.37%	$1.99	Class A	5.00%	$1,000.00	$1,023.34	0.37%	$1.89
Class C	12.88	1,000.00	1,128.80	1.12	6.01	Class C	5.00	1,000.00	1,019.56	1.12	5.70
Class FI	13.28	1,000.00	1,132.80	0.37	1.99	Class FI	5.00	1,000.00	1,023.34	0.37	1.89
Class R	13.10	1,000.00	1,131.00	0.62	3.33	Class R	5.00	1,000.00	1,022.08	0.62	3.16
Class I	13.37	1,000.00	1,133.70	0.12	0.65	Class I	5.00	1,000.00	1,024.60	0.12	0.61

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Target Retirement Series 2011 Annual Report	27

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2030	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2030	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	14.12%	$1,000.00	$1,141.20	0.39%	$2.10	Class A	5.00%	$1,000.00	$1,023.24	0.39%	$1.99
Class C	13.72	1,000.00	1,137.20	1.14	6.14	Class C	5.00	1,000.00	1,019.46	1.14	5.80
Class FI	14.12	1,000.00	1,141.20	0.39	2.10	Class FI	5.00	1,000.00	1,023.24	0.39	1.99
Class R	14.05	1,000.00	1,140.50	0.64	3.45	Class R	5.00	1,000.00	1,021.98	0.64	3.26
Class I	14.30	1,000.00	1,143.00	0.14	0.76	Class I	5.00	1,000.00	1,024.50	0.14	0.71

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

28	Legg Mason Target Retirement Series 2011 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2035	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2035	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	15.96%	$1,000.00	$1,159.60	0.40%	$2.18	Class A	5.00%	$1,000.00	$1,023.19	0.40%	$2.04
Class C	15.58	1,000.00	1,155.80	1.15	6.25	Class C	5.00	1,000.00	1,019.41	1.15	5.85
Class FI	15.95	1,000.00	1,159.50	0.40	2.18	Class FI	5.00	1,000.00	1,023.19	0.40	2.04
Class R	15.79	1,000.00	1,157.90	0.65	3.54	Class R	5.00	1,000.00	1,021.93	0.65	3.31
Class I	16.15	1,000.00	1,161.50	0.15	0.82	Class I	5.00	1,000.00	1,024.45	0.15	0.77

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Target Retirement Series 2011 Annual Report	29

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2040	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2040	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	16.22%	$1,000.00	$1,162.20	0.39%	$2.13	Class A	5.00%	$1,000.00	$1,023.24	0.39%	$1.99
Class C	15.82	1,000.00	1,158.20	1.14	6.20	Class C	5.00	1,000.00	1,019.46	1.14	5.80
Class FI	16.19	1,000.00	1,161.90	0.40	2.18	Class FI	5.00	1,000.00	1,023.19	0.40	2.04
Class R	16.02	1,000.00	1,160.20	0.65	3.54	Class R	5.00	1,000.00	1,021.93	0.65	3.31
Class I	16.38	1,000.00	1,163.80	0.15	0.82	Class I	5.00	1,000.00	1,024.45	0.15	0.77

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

30	Legg Mason Target Retirement Series 2011 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2045	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2045	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	16.18%	$1,000.00	$1,161.80	0.39%	$2.13	Class A	5.00%	$1,000.00	$1,023.24	0.39%	$1.99
Class C	15.78	1,000.00	1,157.80	1.14	6.20	Class C	5.00	1,000.00	1,019.46	1.14	5.80
Class FI	16.17	1,000.00	1,161.70	0.39	2.12	Class FI	5.00	1,000.00	1,023.24	0.39	1.99
Class R	16.00	1,000.00	1,160.00	0.64	3.48	Class R	5.00	1,000.00	1,021.98	0.64	3.26
Class I	16.25	1,000.00	1,162.50	0.15	0.82	Class I	5.00	1,000.00	1,024.45	0.15	0.77

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Target Retirement Series 2011 Annual Report	31

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement 2050	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement 2050	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	16.25%	$1,000.00	$1,162.50	0.39%	$2.13	Class A	5.00%	$1,000.00	$1,023.24	0.39%	$1.99
Class C	15.72	1,000.00	1,157.20	1.14	6.20	Class C	5.00	1,000.00	1,019.46	1.14	5.80
Class FI	16.23	1,000.00	1,162.30	0.40	2.18	Class FI	5.00	1,000.00	1,023.19	0.40	2.04
Class R	15.95	1,000.00	1,159.50	0.65	3.54	Class R	5.00	1,000.00	1,021.93	0.65	3.31
Class I	16.30	1,000.00	1,163.00	0.15	0.82	Class I	5.00	1,000.00	1,024.45	0.15	0.77

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

32	Legg Mason Target Retirement Series 2011 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Target Retirement Fund	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Target Retirement Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	8.96%	$1,000.00	$1,089.60	0.42%	$2.21	Class A	5.00%	$1,000.00	$1,023.09	0.42%	$2.14
Class C	8.61	1,000.00	1,086.10	1.17	6.15	Class C	5.00	1,000.00	1,019.31	1.17	5.96
Class FI	8.95	1,000.00	1,089.50	0.43	2.26	Class FI	5.00	1,000.00	1,023.04	0.43	2.19
Class R	8.86	1,000.00	1,088.60	0.68	3.58	Class R	5.00	1,000.00	1,021.78	0.68	3.47
Class I	9.06	1,000.00	1,090.60	0.17	0.90	Class I	5.00	1,000.00	1,024.35	0.17	0.87

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Target Retirement Series 2011 Annual Report	33

Funds performance (unaudited)

Legg Mason Target Retirement 2015

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	17.42%	16.54%	17.42%	17.11%	17.63%
Inception* through 1/31/11	4.92	4.16	4.92	4.66	5.22

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	10.70%	15.54%	17.42%	17.11%	17.63%
Inception* through 1/31/11	2.38	4.16	4.92	4.66	5.22

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	12.36%
Class C (Inception date of 8/29/08 through 1/31/11)	10.39
Class FI (Inception date of 8/29/08 through 1/31/11)	12.36
Class R (Inception date of 8/29/08 through 1/31/11)	11.69
Class I (Inception date of 8/29/08 through 1/31/11)	13.12

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

34	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2015

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2015 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2015 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2015 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Dow Jones Target 2015 Index and Target Retirement 2015 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2015 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the MSCI EAFE Index (24.19%), Russell 1000 Index (22.76%), Barclays Capital U.S. Aggregate Index (22.24%), Barclays Capital Global Aggregate ex-USD Index (15%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%), MSCI Emerging Markets Index (4.54%) and Barclays Capital U.S. High Yield – 2% Issuer Cap Index (1.27%). The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	35

Legg Mason Target Retirement 2020

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	17.72%	16.80%	17.69%	17.40%	17.92%
Inception* through 1/31/11	4.30	3.53	4.29	4.04	4.59

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	10.90%	15.80%	17.69%	17.40%	17.92%
Inception* through 1/31/11	1.77	3.53	4.29	4.04	4.59

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	10.74%
Class C (Inception date of 8/29/08 through 1/31/11)	8.77
Class FI (Inception date of 8/29/08 through 1/31/11)	10.72
Class R (Inception date of 8/29/08 through 1/31/11)	10.08
Class I (Inception date of 8/29/08 through 1/31/11)	11.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

36	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2020

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2020 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2020 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2020 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Dow Jones Target 2020 Index and Target Retirement 2020 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2020 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (27.66%), MSCI EAFE Index (25.97%), Barclays Capital U.S. Aggregate Index (15.58%), Barclays Capital Global Aggregate ex-USD Index (15%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%), MSCI Emerging Markets Index (4.03%), JPMorgan Emerging Markets Bond Index Plus (1.24%) and Barclays Capital U.S. High Yield – 2% Issuer Cap Index (0.52%). The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	37

Legg Mason Target Retirement 2025

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	18.50%	17.61%	18.49%	18.31%	18.82%
Inception* through 1/31/11	3.62	2.86	3.61	3.36	3.90

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	11.72%	16.61%	18.49%	18.31%	18.82%
Inception* through 1/31/11	1.10	2.86	3.61	3.36	3.90

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	9.00%
Class C (Inception date of 8/29/08 through 1/31/11)	7.09
Class FI (Inception date of 8/29/08 through 1/31/11)	8.98
Class R (Inception date of 8/29/08 through 1/31/11)	8.34
Class I (Inception date of 8/29/08 through 1/31/11)	9.73

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the investments of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

38	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2025

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2025 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2025 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2025 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Dow Jones Target 2025 Index and Target Retirement 2025 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2025 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (33.12%), MSCI EAFE Index (26.95%), Barclays Capital Global Aggregate ex-USD Index (12.52%), Barclays Capital U.S. Aggregate Index (10.53%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%), JPMorgan Emerging Markets Bond Index Plus (3.08%), MSCI Emerging Markets Index (3.05%) and Barclays Capital U.S. High Yield – 2% Issuer Cap Index (0.75%). The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	39

Legg Mason Target Retirement 2030

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	19.29%	18.52%	19.29%	18.99%	19.73%
Inception* through 1/31/11	2.44	1.70	2.44	2.19	2.77

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	12.48%	17.52%	19.29%	18.99%	19.73%
Inception* through 1/31/11	-0.04	1.70	2.44	2.19	2.77

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	6.03%
Class C (Inception date of 8/29/08 through 1/31/11)	4.18
Class FI (Inception date of 8/29/08 through 1/31/11)	6.03
Class R (Inception date of 8/29/08 through 1/31/11)	5.40
Class I (Inception date of 8/29/08 through 1/31/11)	6.84

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

40	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2030

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2030 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2030 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2030 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Dow Jones Target 2030 Index and Target Retirement 2030 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2030 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (41.43%), MSCI EAFE Index (28.08%), Barclays Capital U.S. Aggregate Index (6.77%), FTSE NAREIT All REITs Index (5%), JPMorgan Emerging Markets Bond Index Plus (5%), Russell 2000 Index (5%), Barclays Capital Global Aggregate ex-USD Index (4.97%), MSCI Emerging Markets Index (1.92%) and Barclays Capital U.S. High Yield – 2% Issuer Cap Index (1.83%). The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Barclays Capital Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	41

Legg Mason Target Retirement 2035

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	20.48%	19.60%	20.47%	20.19%	20.80%
Inception* through 1/31/11	1.48	0.72	1.48	1.20	1.76

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	13.54%	18.60%	20.47%	20.19%	20.80%
Inception* through 1/31/11	-0.98	0.72	1.48	1.20	1.76

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	3.63%
Class C (Inception date of 8/29/08 through 1/31/11)	1.75
Class FI (Inception date of 8/29/08 through 1/31/11)	3.62
Class R (Inception date of 8/29/08 through 1/31/11)	2.93
Class I (Inception date of 8/29/08 through 1/31/11)	4.32

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

42	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2035

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2035 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2035 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2035 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Dow Jones Target 2035 Index and Target Retirement 2035 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2035 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (52%), MSCI EAFE Index (28.27%), FTSE NAREIT All REITs Index (5%), JPMorgan Emerging Markets Bond Index Plus (5%), Russell 2000 Index (5%), Barclays Capital U.S. Aggregate Index (3%) and MSCI Emerging Markets Index (1.73%). The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	43

Legg Mason Target Retirement 2040

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	20.98%	20.08%	20.95%	20.65%	21.26%
Inception* through 1/31/11	1.64	0.91	1.63	1.38	1.95

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	14.03%	19.08%	20.95%	20.65%	21.26%
Inception* through 1/31/11	-0.83	0.91	1.63	1.38	1.95

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	4.01%
Class C (Inception date of 8/29/08 through 1/31/11)	2.21
Class FI (Inception date of 8/29/08 through 1/31/11)	3.99
Class R (Inception date of 8/29/08 through 1/31/11)	3.39
Class I (Inception date of 8/29/08 through 1/31/11)	4.79

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

44	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2040

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2040 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2040 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2040 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Dow Jones Target 2040 Index and Target Retirement 2040 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2040 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (51%), MSCI EAFE Index (25.66%), Russell 2000 Index (7.57%), FTSE NAREIT All REITs Index (5%), MSCI Emerging Markets Index (4.34%), JPMorgan Emerging Markets Bond Index Plus (3.43%) and Barclays Capital U.S. Aggregate Index (3%). The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	45

Legg Mason Target Retirement 2045

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	20.82%	19.92%	20.81%	20.63%	21.14%
Inception* through 1/31/11	1.61	0.88	1.60	1.36	1.88

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	13.88%	18.92%	20.81%	20.63%	21.14%
Inception* through 1/31/11	-0.86	0.88	1.60	1.36	1.88

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	3.94%
Class C (Inception date of 8/29/08 through 1/31/11)	2.15
Class FI (Inception date of 8/29/08 through 1/31/11)	3.93
Class R (Inception date of 8/29/08 through 1/31/11)	3.33
Class I (Inception date of 8/29/08 through 1/31/11)	4.63

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

46	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2045

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2045 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2045 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2045 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $ 1,000,000 investment, as applicable, in the Dow Jones Target 2045 Index and Target Retirement 2045 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2045 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (51%), MSCI EAFE Index (25.66%), Russell 2000 Index (7.57%), FTSE NAREIT All REITs Index (5%), MSCI Emerging Markets Index (4.34%), JPMorgan Emerging Markets Bond Index Plus (3.43%) and Barclays Capital U.S. Aggregate Index (3%). The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	47

Legg Mason Target Retirement 2050

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	21.14%	20.10%	21.12%	20.71%	21.30%
Inception* through 1/31/11	1.68	0.94	1.67	1.39	1.95

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	14.18%	19.10%	21.12%	20.71%	21.30%
Inception* through 1/31/11	-0.79	0.94	1.67	1.39	1.95

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	4.12%
Class C (Inception date of 8/29/08 through 1/31/11)	2.29
Class FI (Inception date of 8/29/08 through 1/31/11)	4.10
Class R (Inception date of 8/29/08 through 1/31/11)	3.39
Class I (Inception date of 8/29/08 through 1/31/11)	4.79

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

48	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement 2050

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement 2050 vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement 2050 vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement 2050 at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Dow Jones Target 2050 Index and Target Retirement 2050 Composite Index. The Dow Jones Target Date Indices (each an “Index” or collectively the “Indices”) are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is comprised of a set of equity, bond and cash sub-indices. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indices with longer time horizons have higher allocations to equity securities, while the Indices with shorter time horizons replace some of their stock allocations with allocations to fixed-income securities and money market instruments. The Index returns reflect hypothetical back-tested performance. Back-tested performance information is purely hypothetical and is provided solely for informational purposes. The Target Retirement 2050 Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Russell 1000 Index (51%), MSCI EAFE Index (25.66%), Russell 2000 Index (7.57%), FTSE NAREIT All REITs Index (5%), MSCI Emerging Markets Index (4.34%), JPMorgan Emerging Markets Bond Index Plus (3.43%) and Barclays Capital U.S. Aggregate Index (3%). The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Over time, the Composite Index will change with the Fund’s asset allocation; and the Index allocation will gradually become more conservative. When the Fund’s Composite Index changes, the composite’s new allocation is utilized to calculate composite performance from and after such changes. Composite performance for periods prior to the change is not recalculated or restated based on the composite’s new allocation but rather reflects the Composite Index’s actual allocation during that period which may be different than the current Composite Index allocation. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	49

Legg Mason Target Retirement Fund

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	15.56%	14.66%	15.55%	15.25%	15.88%
Inception* through 1/31/11	8.09	7.30	8.09	7.82	8.39

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 1/31/11	8.91%	13.66%	15.55%	15.25%	15.88%
Inception* through 1/31/11	5.47	7.30	8.09	7.82	8.39

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/29/08 through 1/31/11)	20.76%
Class C (Inception date of 8/29/08 through 1/31/11)	18.62
Class FI (Inception date of 8/29/08 through 1/31/11)	20.75
Class R (Inception date of 8/29/08 through 1/31/11)	20.03
Class I (Inception date of 8/29/08 through 1/31/11)	21.58

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is August 29, 2008.

50	Legg Mason Target Retirement Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Target Retirement Fund

Historical performance

Value of $10,000 invested in

Class A, C, FI and R Shares of Legg Mason Target Retirement Fund vs. Benchmark Indices† — August 29, 2008 - January 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Target Retirement Fund vs. Benchmark Indices† — August 29, 2008 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C, FI and R shares and $1,000,000 invested in Class I shares of Legg Mason Target Retirement Fund at inception on August 29, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Index, MSCI EAFE Index (Gross), Barclays Capital U.S. Aggregate Index and Target Retirement Fund Composite Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Target Retirement Fund Composite Index is a hypothetical combination of unmanaged indices reflecting the Fund’s target asset allocation as of January 31, 2011. The Composite Index combines returns from the Barclays Capital U.S. Aggregate Index (42.18%), Barclays Capital Global Aggregate ex-USD Index (15%), MSCI EAFE Index (13.91%), Russell 1000 Index (8.3%), Barclays Capital U.S. High Yield – 2% Issuer Cap Index (7.39%), FTSE NAREIT All REITs Index (5%), Russell 2000 Index (5%) and MSCI Emerging Markets Index (3.22%). The Barclays Capital Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Target Retirement Series 2011 Annual Report	51

Schedules of investments

January 31, 2011

Legg Mason Target Retirement 2015

Description	Shares	Value
Investments in Underlying Funds — 99.5%
iShares Trust:
iShares MSCI EAFE Index Fund	6,491	$385,825
iShares Russell 1000 Growth Index Fund	2,020	118,473
iShares Russell 1000 Value Index Fund	3,930	260,480
iShares Russell 2000 Index Fund	1,210	94,319
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	4,424	101,486	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	2,038	96,132	*(a)
Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	53,980	568,944	(a)
Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	16,716	217,982	(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	4,971	117,273	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	21,087	284,044	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	14,088	150,738	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	843	102,151	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	10,636	147,844	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	31,971	286,460	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	10,889	139,705	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	1,690	78,568
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	3,775	215,817
Western Asset Funds, Inc.:
Western Asset Core Bond Portfolio, Class IS Shares	79,170	911,250	(a)(b)
Western Asset High Yield Portfolio, Class IS Shares	8,265	74,800	(a)(b)
Total Investments in Underlying Funds — 99.5% (Cost — $3,780,642#)		4,352,291
Other Assets in Excess of Liabilities — 0.5%		22,408
Total Net Assets — 100.0%		$4,374,699

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $3,933,032.

See Notes to Financial Statements.

52	Legg Mason Target Retirement Series 2011 Annual Report

Schedules of investments (cont’d)

January 31, 2011

Legg Mason Target Retirement 2020

Description	Shares	Value
Investments in Underlying Funds — 96.9%
iShares Trust:
iShares MSCI EAFE Index Fund	7,256	$431,297
iShares Russell 1000 Growth Index Fund	2,148	125,980
iShares Russell 1000 Value Index Fund	4,572	303,032
iShares Russell 2000 Index Fund	1,187	92,527
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	5,110	117,233	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	2,551	120,377	*(a)
Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	53,200	560,723	(a)
Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	16,448	214,486	(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	5,188	122,378	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	23,314	314,043	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	15,224	162,893	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	972	117,819	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	12,295	170,895	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	36,109	323,537	(a)
Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	443	2,332	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	11,531	147,945	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	1,610	74,849
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	3,545	202,668
Western Asset Funds, Inc.:
Western Asset Core Bond Portfolio, Class IS Shares	66,038	760,098	(a)(b)
Western Asset High Yield Portfolio, Class IS Shares	2,621	23,724	(a)(b)
Total Investments In Underlying Funds — 96.9% (Cost — $3,691,716#)		4,388,836
Other Assets in Excess of Liabilities — 3.1%		139,931
Total Net Assets — 100.0%		$4,528,767

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $3,849,881.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	53

Legg Mason Target Retirement 2025

Description	Shares	Value
Investments in Underlying Funds — 99.0%
iShares Trust:	8,201	$487,468
iShares Russell 1000 Growth Index Fund	3,017	176,947
iShares Russell 1000 Value Index Fund	6,596	437,183
iShares Russell 2000 Index Fund	1,198	93,384
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	7,112	163,149	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	3,500	165,123	*(a)
Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	58,544	617,057	(a)
Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	19,206	250,453	(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	4,546	107,241	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	28,685	386,381	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	22,464	240,368	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	1,335	161,715	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	17,115	237,898	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	41,822	374,721	(a)
Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	14,303	75,376	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	12,001	153,969	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	1,300	60,437
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	4,337	247,946
Western Asset Funds, Inc.:
Western Asset Core Bond Portfolio, Class IS Shares	44,590	513,227	(a)(b)
Western Asset High Yield Portfolio, Class IS Shares	3,287	29,746	(a)(b)
Total Investments in Underlying Funds — 99.0% (Cost — $4,243,794#)		4,979,789
Other Assets in Excess of Liabilities — 1.0%		47,968
Total Net Assets — 100.0%		$5,027,757

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $4,392,667.

See Notes to Financial Statements.

54	Legg Mason Target Retirement Series 2011 Annual Report

Schedules of investments (cont’d)

January 31, 2011

Legg Mason Target Retirement 2030

Description	Shares	Value
Investments in Underlying Funds — 99.3%
iShares Trust:
iShares MSCI EAFE Index Fund	7,285	$433,020
iShares Russell 1000 Growth Index Fund	2,807	164,631
iShares Russell 1000 Value Index Fund	6,532	432,941
iShares Russell 2000 Index Fund	1,016	79,197
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	6,791	155,778	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	3,328	157,032	*(a)
Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	29,624	312,237	(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	2,697	63,618	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	23,929	322,320	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	21,015	224,858	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	1,244	150,748	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	17,189	238,928	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	35,882	321,500	(a)
Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	27,047	142,537	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	9,702	124,477	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	668	31,055
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	3,442	196,779
Western Asset Funds, Inc.:
Western Asset Core Bond Portfolio, Class IS Shares	24,012	276,379	(a)(b)
Western Asset High Yield Portfolio, Class IS Shares	5,077	45,943	(a)(b)
Total Investments in Underlying Funds — 99.3% (Cost — $3,176,701#)		3,873,978
Other Assets in Excess of Liabilities — 0.7%		27,723
Total Net Assets — 100.0%		$3,901,701

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $3,340,841.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	55

Legg Mason Target Retirement 2035

Description	Shares	Value
Investments in Underlying Funds — 98.2%
iShares Trust:
iShares MSCI EAFE Index Fund	7,230	$429,751
iShares Russell 1000 Growth Index Fund	3,909	229,263
iShares Russell 1000 Value Index Fund	8,069	534,813
iShares Russell 2000 Index Fund	1,113	86,758
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	8,236	188,939	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	4,384	206,817	*(a)
Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	3,799	40,043
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	1,605	37,856	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	24,442	329,237	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	26,565	284,247	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	1,685	204,151	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	21,522	299,154	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	37,520	336,180	(a)
Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	24,820	130,801	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	11,443	146,807	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	486	22,594
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	3,675	210,100
Western Asset Funds, Inc.:
Western Asset Core Bond Portfolio, Class IS Shares	14,661	168,751	(a)(b)
Western Asset High Yield Portfolio, Class IS Shares	9,129	82,617	(a)(b)
Total Investments in Underlying Funds — 98.2% (Cost — $3,316,035#)		3,968,879
Other Assets in Excess of Liabilities — 1.8%		74,439
Total Net Assets — 100.0%		$4,043,318

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $3,456,083.

See Notes to Financial Statements.

56	Legg Mason Target Retirement Series 2011 Annual Report

Schedules of investments (cont’d)

January 31, 2011

Legg Mason Target Retirement 2040

Description	Shares	Value
Investments in Underlying Funds — 99.5%
iShares Trust:
iShares MSCI EAFE Index Fund	6,573	$390,699
iShares Russell 1000 Growth Index Fund	3,992	234,131
iShares Russell 1000 Value Index Fund	8,271	548,202
iShares Russell 2000 Index Fund	1,273	99,230
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	8,470	194,290	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	4,189	197,621	*(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	2,868	67,666	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	20,076	270,419	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	28,141	301,111	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	1,604	194,397	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	21,278	295,763	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	32,808	293,961	(a)
Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	35,745	188,377	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	11,663	149,632	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	1,190	55,323
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	3,324	190,033
Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	9,234	106,287	(a)(b)
Total Investments in Underlying Funds — 99.5% (Cost — $3,137,918#)		3,777,142
Other Assets in Excess of Liabilities — 0.5%		20,306
Total Net Assets — 100.0%		$3,797,448

*	Non-income producing security.
(a)	Underlying Fund is affiliated with Legg Mason, Inc.
(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.
#	Aggregate cost for federal income tax purposes is $3,302,571.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	57

Legg Mason Target Retirement 2045

Description	Shares	Value
Investments in Underlying Funds — 98.5%
iShares Trust:
iShares MSCI EAFE Index Fund	3,923	$233,183
iShares Russell 1000 Growth Index Fund	2,518	147,681
iShares Russell 1000 Value Index Fund	5,167	342,469
iShares Russell 2000 Index Fund	1,002	78,106
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	5,365	123,063	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	2,621	123,644	*(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	2,837	66,933	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	12,624	170,046	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	17,672	189,096	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	1,011	122,454	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	13,268	184,423	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	18,924	169,559	(a)
Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	14,502	76,424	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	8,965	115,025	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	933	43,375
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	2,072	118,456
Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	6,172	71,039	(a)(b)
Total Investments In Underlying Funds — 98.5% (Cost — $1,916,054#)		2,374,976
Other Assets in Excess of Liabilities — 1.5%		36,153
Total Net Assets — 100.0%		$2,411,129

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $2,069,212.

See Notes to Financial Statements.

58	Legg Mason Target Retirement Series 2011 Annual Report

Schedules of investments (cont’d)

January 31, 2011

Legg Mason Target Retirement 2050

Description	Shares	Value
Investments in Underlying Funds — 103.6%
iShares Trust:
iShares MSCI EAFE Index Fund	4,000	$237,760
iShares Russell 1000 Growth Index Fund	2,535	148,678
iShares Russell 1000 Value Index Fund	5,260	348,633
iShares Russell 2000 Index Fund	940	73,273
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	5,688	130,484	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	2,645	124,791	*(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	2,715	64,050	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	13,358	179,936	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	17,543	187,714	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	1,091	132,184	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	13,540	188,209	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	19,736	176,836	(a)
Legg Mason Partners Income Trust — Western Asset Emerging Markets Debt Portfolio, Class I Shares	14,631	77,108	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	9,063	116,284	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	795	36,959
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	2,005	114,626
Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	6,321	72,760	(a)(b)
Total Investments in Underlying Funds — 103.6% (Cost — $2,034,263#)		2,410,285
Liabilities in Excess of Other Assets — (3.6)%		(83,747)
Total Net Assets — 100.0%		$2,326,538

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $2,149,385.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	59

Legg Mason Target Retirement Fund

Description	Shares	Value
Investments in Underlying Funds — 99.7%
iShares Trust:
iShares MSCI EAFE Index Fund	2,287	$135,939
iShares Russell 1000 Growth Index Fund	455	26,686
iShares Russell 1000 Value Index Fund	945	62,635
iShares Russell 2000 Index Fund	660	51,447
Legg Mason Capital Management Growth Trust, Inc., Class I Shares	956	21,936	*(a)
Legg Mason Capital Management Value Trust, Inc., Class I Shares	455	21,473	*(a)
Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	31,787	335,038	(a)
Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class I Shares	9,954	129,802	(a)
Legg Mason Global Trust, Inc.:
Legg Mason Batterymarch Emerging Markets Trust, Class IS Shares	2,226	52,502	(a)
Legg Mason Batterymarch International Equity Trust, Class IS Shares	7,884	106,196	(a)
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	3,419	36,579	(a)
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	201	24,366	*(a)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	2,569	35,715	(a)
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	11,729	105,095	(a)
The Royce Fund — Royce Value Fund, Institutional Class Shares	5,971	76,610	(a)
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, ETF Shares	660	30,683
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	2,160	123,487
Western Asset Funds, Inc.:
Western Asset Core Bond Portfolio, Class IS Shares	84,022	967,092	(a)(b)
Western Asset High Yield Portfolio, Class IS Shares	19,041	172,325	(a)(b)
Total Investments in Underlying Funds — 99.7% (Cost — $2,179,866#)		2,515,606
Other Assets in Excess of Liabilities — 0.3%		6,797
Total Net Assets — 100.0%		$2,522,403

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

(b)	Prior to April 23, 2010, Class IS Shares were known as Institutional Select Class Shares.

#	Aggregate cost for federal income tax purposes is $2,268,266.

See Notes to Financial Statements.

60	Legg Mason Target Retirement Series 2011 Annual Report

Statements of assets and liabilities

January 31, 2011

	Legg Mason Target Retirement 2015	Legg Mason Target Retirement 2020	Legg Mason Target Retirement 2025

Assets:
Investments in affiliated Underlying Funds, at cost	$2,814,376	$2,692,489	$2,999,801
Investments in unaffiliated Underlying Funds, at cost	966,266	999,227	1,243,993
Investments in affiliated Underlying Funds, at value	$3,198,809	$3,158,484	$3,476,424
Investments in unaffiliated Underlying Funds, at value	1,153,482	1,230,352	1,503,365
Cash	1,046	19,250	26,721
Receivable for Underlying Funds sold	28,732	22,000	14,000
Receivable for Fund shares sold	15,490	143,233	59,088
Receivable from investment manager	13,253	13,694	14,515
Prepaid expenses	24,419	24,679	24,357
Total Assets	4,435,231	4,611,692	5,118,470

Liabilities:
Payable for Underlying Funds purchased	12,252	29,937	31,197
Distribution fees payable	3,022	2,192	2,767
Payable for Fund shares repurchased	2,458	7,996	12,895
Trustees’ fees payable	15	15	17
Due to custodian	—	—	—
Accrued expenses	42,785	42,785	43,837
Total Liabilities	60,532	82,925	90,713
Total Net Assets	$4,374,699	$4,528,767	$5,027,757

Net Assets:
Par value (Note 7)	$4	$4	$4
Paid-in capital in excess of par value	3,975,941	4,019,615	4,461,682
Undistributed net investment income	2,670	2,392	1,572
Accumulated net realized loss on sale of Underlying Funds and capital gain distributions from Underlying Funds	(175,565)	(190,364)	(171,496)
Net unrealized appreciation on Underlying Funds	571,649	697,120	735,995
Total Net Assets	$4,374,699	$4,528,767	$5,027,757

Shares Outstanding:
Class A	19,352	45,234	27,858
Class C	274,770	203,482	267,186
Class FI	46,355	43,860	43,860
Class R	8,772	14,308	9,776
Class I	17,796	77,224	82,913

Net Asset Value:
Class A (and redemption price)	$11.92	$11.79	$11.65
Class C*	$11.92	$11.79	$11.65
Class FI (and redemption price)	$11.92	$11.79	$11.65
Class R (and redemption price)	$11.92	$11.79	$11.65
Class I (and redemption price)	$11.92	$11.79	$11.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.65	$12.51	$12.36

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	61

	Legg Mason Target Retirement 2030	Legg Mason Target Retirement 2035	Legg Mason Target Retirement 2040

Assets:
Investments in affiliated Underlying Funds, at cost	$2,111,449	$2,051,030	$1,871,264
Investments in unaffiliated Underlying Funds, at cost	1,065,252	1,265,005	1,266,654
Investments in affiliated Underlying Funds, at value	$2,536,355	$2,455,600	$2,259,524
Investments in unaffiliated Underlying Funds, at value	1,337,623	1,513,279	1,517,618
Cash	15,037	—	69,238
Receivable for Underlying Funds sold	23,323	54,727	26,188
Receivable for Fund shares sold	68,527	71,949	53,120
Receivable from investment manager	12,649	12,614	13,886
Prepaid expenses	24,764	24,791	18,909
Total Assets	4,018,278	4,132,960	3,958,483

Liabilities:
Payable for Underlying Funds purchased	23,776	40,400	80,579
Distribution fees payable	1,652	1,615	1,723
Payable for Fund shares repurchased	49,537	692	38,409
Trustees’ fees payable	13	14	16
Due to custodian	—	4,708	—
Accrued expenses	41,599	42,213	40,308
Total Liabilities	116,577	89,642	161,035
Total Net Assets	$3,901,701	$4,043,318	$3,797,448

Net Assets:
Par value (Note 7)	$3	$4	$3
Paid-in capital in excess of par value	3,422,354	3,580,992	3,357,211
Undistributed net investment income	558	55	517
Accumulated net realized loss on sale of Underlying Funds and capital gain distributions from Underlying Funds	(218,491)	(190,577)	(199,507)
Net unrealized appreciation on Underlying Funds	697,277	652,844	639,224
Total Net Assets	$3,901,701	$4,043,318	$3,797,448

Shares Outstanding:
Class A	21,745	36,668	28,951
Class C	159,894	146,396	159,406
Class FI	45,654	44,767	43,860
Class R	11,063	8,956	9,372
Class I	103,554	122,187	92,026

Net Asset Value:
Class A (and redemption price)	$11.41	$11.27	$11.38
Class C*	$11.41	$11.26	$11.38
Class FI (and redemption price)	$11.41	$11.27	$11.38
Class R (and redemption price)	$11.41	$11.26	$11.38
Class I (and redemption price)	$11.42	$11.27	$11.39
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.11	$11.96	$12.07

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

62	Legg Mason Target Retirement Series 2011 Annual Report

Statements of assets and liabilities (cont’d)

January 31, 2011

	Legg Mason Target Retirement 2045	Legg Mason Target Retirement 2050	Legg Mason Target Retirement Fund

Assets:
Investments in affiliated Underlying Funds, at cost	$1,135,133	$1,215,771	$1,831,126
Investments in unaffiliated Underlying Funds, at cost	780,921	818,492	348,740
Investments in affiliated Underlying Funds, at value	$1,411,706	$1,450,356	$2,084,729
Investments in unaffiliated Underlying Funds, at value	963,270	959,929	430,877
Cash	26,411	60,167	9,263
Receivable for Underlying Funds sold	6,600	6,300	—
Receivable for Fund shares sold	50,529	33,004	6,124
Receivable from investment manager	13,065	15,925	9,150
Prepaid expenses	20,987	21,665	24,826
Total Assets	2,492,568	2,547,346	2,564,969

Liabilities:
Payable for Underlying Funds purchased	25,643	56,127	165
Distribution fees payable	914	991	1,162
Payable for Fund shares repurchased	13,673	117,470	2,181
Trustees’ fees payable	16	16	11
Due to custodian	—	—	—
Accrued expenses	41,193	46,204	39,047
Total Liabilities	81,439	220,808	42,566
Total Net Assets	$2,411,129	$2,326,538	$2,522,403

Net Assets:
Par value (Note 7)	$2	$2	$2
Paid-in capital in excess of par value	2,146,310	2,133,186	2,288,987
Undistributed net investment income	327	312	2,864
Accumulated net realized loss on sale of Underlying Funds and capital gain distributions from Underlying Funds	(194,432)	(182,984)	(105,190)
Net unrealized appreciation on Underlying Funds	458,922	376,022	335,740
Total Net Assets	$2,411,129	$2,326,538	$2,522,403

Shares Outstanding:
Class A	20,134	50,957	39,464
Class C	74,843	74,359	86,961
Class FI	43,860	43,860	45,650
Class R	9,878	9,850	8,772
Class I	63,459	25,288	21,293

Net Asset Value:
Class A (and redemption price)	$11.36	$11.39	$12.48
Class C*	$11.36	$11.39	$12.48
Class FI (and redemption price)	$11.36	$11.39	$12.48
Class R (and redemption price)	$11.36	$11.38	$12.48
Class I (and redemption price)	$11.36	$11.39	$12.48
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.05	$12.08	$13.24

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	63

Statements of operations

For the Year Ended January 31, 2011

	Legg Mason Target Retirement 2015	Legg Mason Target Retirement 2020	Legg Mason Target Retirement 2025

Investment Income:
Income distributions from affiliated Underlying Funds	$81,298	$85,207	$84,761
Income distributions from unaffiliated Underlying Funds	18,482	24,269	28,050
Short-term capital gain distributions from affiliated Underlying Funds	878	948	951
Interest	1	—	—
Total Investment Income	100,659	110,424	113,762

Expenses:
Registration fees	78,638	81,211	77,746
Audit and tax	25,700	25,704	25,695
Legal fees	21,629	21,411	21,002
Distribution fees (Notes 2 and 5)	19,801	19,433	24,486
Transfer agent fees (Note 5)	14,412	16,380	17,323
Shareholder reports	13,499	21,536	24,010
Investment management fee (Note 2)	2,823	3,437	3,810
Insurance	348	389	376
Trustees’ fees	230	229	349
Custody fees	134	160	99
Fund accounting fees	28	30	32
Miscellaneous expenses	4,288	4,455	4,111
Total Expenses	181,530	194,375	199,039
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(157,015)	(169,415)	(168,776)
Net Expenses	24,515	24,960	30,263
Net Investment Income	76,144	85,464	83,499

Realized and Unrealized Gain (Loss) on Underlying Funds, Sale of Underlying Funds and Capital Gain Distributions from Underlying Funds (Notes 1 and 3):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	(20,614)	(17,231)	(12,758)
Sale of unaffiliated Underlying Funds	(10,585)	(16,885)	(9,187)
Capital gain distributions from affiliated Underlying Funds	5,021	5,424	5,441
Net Realized Loss	(26,178)	(28,692)	(16,504)
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	250,846	308,001	355,896
Unaffiliated Underlying Funds	157,183	196,051	232,174
Change in Net Unrealized Appreciation (Depreciation)	408,029	504,052	588,070
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	381,851	475,360	571,566
Increase in Net Assets from Operations	$457,995	$560,824	$655,065

See Notes to Financial Statements.

64	Legg Mason Target Retirement Series 2011 Annual Report

Statements of operations (cont’d)

For the Year Ended January 31, 2011

	Legg Mason Target Retirement 2030	Legg Mason Target Retirement 2035	Legg Mason Target Retirement 2040

Investment Income:
Income distributions from affiliated Underlying Funds	$48,676	$38,633	$26,661
Income distributions from unaffiliated Underlying Funds	23,802	30,589	25,323
Short-term capital gain distributions from affiliated Underlying Funds	414	—	—
Interest	—	—	—
Total Investment Income	72,892	69,222	51,984

Expenses:
Registration fees	76,646	83,970	83,097
Audit and tax	25,652	25,705	25,520
Legal fees	21,152	21,513	19,024
Distribution fees (Notes 2 and 5)	14,143	14,541	12,970
Transfer agent fees (Note 5)	14,225	16,776	14,478
Shareholder reports	16,048	16,147	8,993
Investment management fee (Note 2)	2,906	3,351	2,749
Insurance	379	324	321
Trustees’ fees	267	303	232
Custody fees	112	88	163
Fund accounting fees	24	28	27
Miscellaneous expenses	4,493	4,355	3,734
Total Expenses	176,047	187,101	171,308
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(157,099)	(166,751)	(153,805)
Net Expenses	18,948	20,350	17,503
Net Investment Income	53,944	48,872	34,481

Realized and Unrealized Gain (Loss) on Underlying Funds, Sale of Underlying Funds and Capital Gain Distributions from Underlying Funds (Notes 1 and 3):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	(13,091)	(9,655)	(2,283)
Sale of unaffiliated Underlying Funds	(5,686)	(11,781)	(8,591)
Capital gain distributions from affiliated Underlying Funds	2,368	—	—
Net Realized Loss	(16,409)	(21,436)	(10,874)
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	277,111	343,372	301,173
Unaffiliated Underlying Funds	195,202	252,206	229,738
Change in Net Unrealized Appreciation (Depreciation)	472,313	595,578	530,911
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	455,904	574,142	520,037
Increase in Net Assets from Operations	$509,848	$623,014	$554,518

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	65

	Legg Mason Target Retirement 2045	Legg Mason Target Retirement 2050	Legg Mason Target Retirement Fund

Investment Income:
Income distributions from affiliated Underlying Funds	$17,435	$16,176	$74,272
Income distributions from unaffiliated Underlying Funds	19,193	15,246	8,913
Short-term capital gain distributions from affiliated Underlying Funds	—	—	554
Interest	—	—	—
Total Investment Income	36,628	31,422	83,739

Expenses:
Registration fees	80,031	82,370	75,571
Audit and tax	25,693	25,685	25,649
Legal fees	19,794	22,301	13,916
Distribution fees (Notes 2 and 5)	8,549	8,094	10,685
Transfer agent fees (Note 5)	10,797	8,949	10,405
Shareholder reports	6,882	4,582	7,313
Investment management fee (Note 2)	2,082	1,706	1,966
Insurance	312	307	329
Trustees’ fees	194	152	177
Custody fees	208	188	139
Fund accounting fees	19	17	17
Miscellaneous expenses	3,345	2,149	3,950
Total Expenses	157,906	156,500	150,117
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(145,862)	(145,543)	(135,414)
Net Expenses	12,044	10,957	14,703
Net Investment Income	24,584	20,465	69,036

Realized and Unrealized Gain (Loss) on Underlying Funds, Sale of Underlying Funds and Capital Gain Distributions from Underlying Funds (Notes 1 and 3):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	(1,275)	(25,284)	(5,890)
Sale of unaffiliated Underlying Funds	(15,249)	(6,273)	(9,489)
Capital gain distributions from affiliated Underlying Funds	—	—	3,169
Net Realized Loss	(16,524)	(31,557)	(12,210)
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	222,978	214,339	140,209
Unaffiliated Underlying Funds	173,918	145,050	80,015
Change in Net Unrealized Appreciation (Depreciation)	396,896	359,389	220,224
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	380,372	327,832	208,014
Increase in Net Assets from Operations	$404,956	$348,297	$277,050

See Notes to Financial Statements.

66	Legg Mason Target Retirement Series 2011 Annual Report

Statements of changes in net assets

Legg Mason Target Retirement 2015

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$76,144	$41,665
Net realized loss	(26,178)	(130,233)
Change in net unrealized appreciation (depreciation)	408,029	450,046
Increase in Net Assets From Operations	457,995	361,478

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(73,669)	(41,800)
Decrease in Net Assets from Distributions to Shareholders	(73,669)	(41,800)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,472,344	1,698,192
Reinvestment of distributions	52,781	22,041
Cost of shares repurchased	(1,518,297)	(761,053)
Increase in Net Assets From Fund Share Transactions	2,006,828	959,180
Increase in Net Assets	2,391,154	1,278,858

Net Assets:
Beginning of year	1,983,545	704,687
End of year*	$4,374,699	$1,983,545
* Includes undistributed net investment income of:	$2,670	$186

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	67

Legg Mason Target Retirement 2020

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$85,464	$38,203
Net realized loss	(28,692)	(142,253)
Change in net unrealized appreciation (depreciation)	504,052	499,003
Increase in Net Assets From Operations	560,824	394,953

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(83,009)	(39,500)
Decrease in Net Assets from Distributions to Shareholders	(83,009)	(39,500)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,126,741	1,300,130
Reinvestment of distributions	43,954	21,351
Cost of shares repurchased	(1,298,390)	(425,782)
Increase in Net Assets From Fund Share Transactions	1,872,305	895,699
Increase in Net Assets	2,350,120	1,251,152

Net Assets:
Beginning of year	2,178,647	927,495
End of year*	$4,528,767	$2,178,647
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$2,392	$(72)

See Notes to Financial Statements.

68	Legg Mason Target Retirement Series 2011 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Target Retirement 2025

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$83,499	$35,622
Net realized loss	(16,504)	(136,264)
Change in net unrealized appreciation (depreciation)	588,070	463,953
Increase in Net Assets From Operations	655,065	363,311

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(81,682)	(36,950)
Decrease in Net Assets from Distributions to Shareholders	(81,682)	(36,950)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,501,776	1,924,624
Reinvestment of distributions	44,888	21,049
Cost of shares repurchased	(761,945)	(363,240)
Increase in Net Assets From Fund Share Transactions	1,784,719	1,582,433
Increase in Net Assets	2,358,102	1,908,794

Net Assets:
Beginning of year	2,669,655	760,861
End of year*	$5,027,757	$2,669,655
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$1,572	$(245)

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	69

Legg Mason Target Retirement 2030

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$53,944	$30,208
Net realized loss	(16,409)	(183,987)
Change in net unrealized appreciation (depreciation)	472,313	563,636
Increase in Net Assets From Operations	509,848	409,857

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(52,970)	(31,300)
Decrease in Net Assets from Distributions to Shareholders	(52,970)	(31,300)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,776,942	1,640,422
Reinvestment of distributions	19,404	17,309
Cost of shares repurchased	(1,072,514)	(1,003,016)
Increase in Net Assets From Fund Share Transactions	1,723,832	654,715
Increase in Net Assets	2,180,710	1,033,272

Net Assets:
Beginning of year	1,720,991	687,719
End of year*	$3,901,701	$1,720,991
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$558	$(416)

See Notes to Financial Statements.

70	Legg Mason Target Retirement Series 2011 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Target Retirement 2035

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$48,872	$26,340
Net realized loss	(21,436)	(150,597)
Change in net unrealized appreciation (depreciation)	595,578	413,840
Increase in Net Assets From Operations	623,014	289,583

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(47,300)	(27,000)
Decrease in Net Assets from Distributions to Shareholders	(47,300)	(27,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,310,264	1,672,795
Reinvestment of distributions	15,342	16,517
Cost of shares repurchased	(1,011,947)	(432,895)
Increase in Net Assets From Fund Share Transactions	1,313,659	1,256,417
Increase in Net Assets	1,889,373	1,519,000

Net Assets:
Beginning of year	2,153,945	634,945
End of year*	$4,043,318	$2,153,945
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$55	$(1,517)

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	71

Legg Mason Target Retirement 2040

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$34,481	$17,420
Net realized loss	(10,874)	(171,775)
Change in net unrealized appreciation (depreciation)	530,911	469,965
Increase in Net Assets From Operations	554,518	315,610

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(33,200)	(17,800)
Decrease in Net Assets from Distributions to Shareholders	(33,200)	(17,800)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,384,769	987,676
Reinvestment of distributions	10,329	8,299
Cost of shares repurchased	(622,710)	(417,365)
Increase in Net Assets From Fund Share Transactions	1,772,388	578,610
Increase in Net Assets	2,293,706	876,420

Net Assets:
Beginning of year	1,503,742	627,322
End of year*	$3,797,448	$1,503,742
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$517	$(764)

See Notes to Financial Statements.

72	Legg Mason Target Retirement Series 2011 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Target Retirement 2045

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$24,584	$15,935
Net realized loss	(16,524)	(160,895)
Change in net unrealized appreciation (depreciation)	396,896	423,500
Increase in Net Assets From Operations	404,956	278,540

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(23,600)	(15,700)
Decrease in Net Assets from Distributions to Shareholders	(23,600)	(15,700)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,549,345	849,341
Reinvestment of distributions	5,683	6,290
Cost of shares repurchased	(894,587)	(372,998)
Increase in Net Assets From Fund Share Transactions	660,441	482,633
Increase in Net Assets	1,041,797	745,473

Net Assets:
Beginning of year	1,369,332	623,859
End of year*	$2,411,129	$1,369,332
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$327	$(657)

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	73

Legg Mason Target Retirement 2050

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$20,465	$14,041
Net realized loss	(31,557)	(136,659)
Change in net unrealized appreciation (depreciation)	359,389	381,345
Increase in Net Assets From Operations	348,297	258,727

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(19,500)	(15,150)
Decrease in Net Assets from Distributions to Shareholders	(19,500)	(15,150)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,374,383	481,062
Reinvestment of distributions	8,354	4,407
Cost of shares repurchased	(551,298)	(207,104)
Increase in Net Assets From Fund Share Transactions	831,439	278,365
Increase in Net Assets	1,160,236	521,942

Net Assets:
Beginning of year	1,166,302	644,360
End of year*	$2,326,538	$1,166,302
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$312	$(653)

See Notes to Financial Statements.

74	Legg Mason Target Retirement Series 2011 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Target Retirement Fund

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$69,036	$49,193
Net realized loss	(12,210)	(74,196)
Change in net unrealized appreciation (depreciation)	220,224	339,746
Increase in Net Assets From Operations	277,050	314,743

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(67,000)	(49,000)
Decrease in Net Assets from Distributions to Shareholders	(67,000)	(49,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,359,197	751,047
Reinvestment of distributions	34,837	18,817
Cost of shares repurchased	(566,596)	(313,006)
Increase in Net Assets From Fund Share Transactions	827,438	456,858
Increase in Net Assets	1,037,488	722,601

Net Assets:
Beginning of year	1,484,915	762,314
End of year*	$2,522,403	$1,484,915
* Includes undistributed net investment income of:	$2,864	$828

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	75

Financial highlights

Legg Mason Target Retirement 2015

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.38	$7.91	$11.40

Income (loss) from operations:
Net investment income[3]	0.33	0.35	0.20
Net realized and unrealized gain (loss)	1.47	2.40	(3.49)
Total income (loss) from operations	1.80	2.75	(3.29)

Less distributions from:
Net investment income	(0.26)	(0.28)	(0.20)
Total distributions	(0.26)	(0.28)	(0.20)

Net asset value, end of year	$11.92	$10.38	$7.91
Total return[4]	17.42%	34.70%	(28.96)%

Net assets, end of year (000s)	$231	$233	$69

Ratios to average net assets:
Gross expenses[5]	6.12%	14.08%	24.64%[6]
Net expenses[5,7,8]	0.43 [9,10]	0.58	0.58 [6]
Net investment income[3]	2.92	3.53	5.31 [6]

Portfolio turnover rate	54%	68%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

76	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2015

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.38	$7.91	$11.40

Income (loss) from operations:
Net investment income[3]	0.29	0.28	0.17
Net realized and unrealized gain (loss)	1.42	2.39	(3.48)
Total income (loss) from operations	1.71	2.67	(3.31)

Less distributions from:
Net investment income	(0.17)	(0.20)	(0.18)
Total distributions	(0.17)	(0.20)	(0.18)

Net asset value, end of year	$11.92	$10.38	$7.91
Total return[4]	16.54%	33.67%	(29.13)%

Net assets, end of year (000s)	$3,274	$1,046	$80

Ratios to average net assets:
Gross expenses[5]	6.71%	13.38%	24.97%[6]
Net expenses[5,7,8]	1.16 [9,10]	1.33	1.33 [6]
Net investment income[3]	2.58	2.83	4.53 [6]

Portfolio turnover rate	54%	68%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	77

Legg Mason Target Retirement 2015

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.38	$7.91	$11.40

Income (loss) from operations:
Net investment income[3]	0.32	0.30	0.20
Net realized and unrealized gain (loss)	1.48	2.45	(3.49)
Total income (loss) from operations	1.80	2.75	(3.29)

Less distributions from:
Net investment income	(0.26)	(0.28)	(0.20)
Total distributions	(0.26)	(0.28)	(0.20)

Net asset value, end of year	$11.92	$10.38	$7.91
Total return[4]	17.42%	34.70%	(28.96)%

Net assets, end of year (000s)	$553	$476	$347

Ratios to average net assets:
Gross expenses[5]	5.95%	18.15%	24.60%[6]
Net expenses[5,7,8]	0.43 [9,10]	0.58	0.58 [6]
Net investment income[3]	2.85	3.18	5.31 [6]

Portfolio turnover rate	54%	68%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

78	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2015

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.38	$ 7.91	$11.40

Income (loss) from operations:
Net investment income[3]	0.29	0.28	0.19
Net realized and unrealized gain (loss)	1.48	2.44	(3.49)
Total income (loss) from operations	1.77	2.72	(3.30)

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.19)
Total distributions	(0.23)	(0.25)	(0.19)

Net asset value, end of year	$11.92	$10.38	$7.91
Total return[4]	17.11%	34.36%	(29.02)%

Net assets, end of year (000s)	$105	$91	$69

Ratios to average net assets:
Gross expenses[5]	6.21%	18.27%	24.90%[6]
Net expenses[5,7,8]	0.68 [9,10]	0.84	0.83 [6]
Net investment income[3]	2.59	2.93	5.06 [6]

Portfolio turnover rate	54%	68%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	79

Legg Mason Target Retirement 2015

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.39	$ 7.92	$11.40

Income (loss) from operations:
Net investment income[3]	0.34	0.34	0.21
Net realized and unrealized gain (loss)	1.49	2.44	(3.48)
Total income (loss) from operations	1.83	2.78	(3.27)

Less distributions from:
Net investment income	(0.30)	(0.31)	(0.21)
Total distributions	(0.30)	(0.31)	(0.21)

Net asset value, end of year	$11.92	$10.39	$7.92
Total return[4]	17.63%	35.07%	(28.80)%

Net assets, end of year (000s)	$212	$138	$70

Ratios to average net assets:
Gross expenses[5]	5.78%	15.32%	24.39%[6]
Net expenses[5,7,8]	0.17 [9,10]	0.28	0.28 [6]
Net investment income[3]	3.07	3.56	5.61 [6]

Portfolio turnover rate	54%	68%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

80	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2020

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.25	$ 7.81	$11.40

Income (loss) from operations:
Net investment income[3]	0.36	0.30	0.18
Net realized and unrealized gain (loss)	1.45	2.40	(3.59)
Total income (loss) from operations	1.81	2.70	(3.41)

Less distributions from:
Net investment income	(0.27)	(0.26)	(0.18)
Total distributions	(0.27)	(0.26)	(0.18)

Net asset value, end of year	$11.79	$10.25	$7.81
Total return[4]	17.72%	34.46%	(30.03)%

Net assets, end of year (000s)	$533	$192	$68

Ratios to average net assets:
Gross expenses[5]	5.29%	13.03%	25.21%[6]
Net expenses[5,7,8]	0.41 [9,10]	0.58	0.57 [6]
Net investment income[3]	3.23	3.14	4.90 [6]

Portfolio turnover rate	41%	50%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	81

Legg Mason Target Retirement 2020

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.25	$ 7.81	$11.40

Income (loss) from operations:
Net investment income[3]	0.23	0.22	0.11
Net realized and unrealized gain (loss)	1.49	2.39	(3.54)
Total income (loss) from operations	1.72	2.61	(3.43)

Less distributions from:
Net investment income	(0.18)	(0.17)	(0.16)
Total distributions	(0.18)	(0.17)	(0.16)

Net asset value, end of year	$11.79	$10.25	$7.81
Total return[4]	16.80%	33.43%	(30.20)%

Net assets, end of year (000s)	$2,399	$1,217	$310

Ratios to average net assets:
Gross expenses[5]	6.20%	14.33%	17.12%[6]
Net expenses[5,7,8]	1.16 [9,10]	1.33	1.32 [6]
Net investment income[3]	2.08	2.28	3.13 [6]

Portfolio turnover rate	41%	50%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

82	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2020

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.25	$ 7.81	$11.40

Income (loss) from operations:
Net investment income[3]	0.29	0.26	0.18
Net realized and unrealized gain (loss)	1.52	2.44	(3.59)
Total income (loss) from operations	1.81	2.70	(3.41)

Less distributions from:
Net investment income	(0.27)	(0.26)	(0.18)
Total distributions	(0.27)	(0.26)	(0.18)

Net asset value, end of year	$11.79	$10.25	$7.81
Total return[4]	17.69%	34.46%	(30.03)%

Net assets, end of year (000s)	$517	$450	$343

Ratios to average net assets:
Gross expenses[5]	5.19%	15.32%	25.16%[6]
Net expenses[5,7,8]	0.42 [9,10]	0.58	0.57 [6]
Net investment income[3]	2.65	2.82	4.90 [6]

Portfolio turnover rate	41%	50%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	83

Legg Mason Target Retirement 2020

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.25	$7.81	$11.40

Income (loss) from operations:
Net investment income[3]	0.26	0.24	0.17
Net realized and unrealized gain (loss)	1.52	2.43	(3.59)
Total income (loss) from operations	1.78	2.67	(3.42)

Less distributions from:
Net investment income	(0.24)	(0.23)	(0.17)
Total distributions	(0.24)	(0.23)	(0.17)

Net asset value, end of year	$11.79	$10.25	$7.81
Total return[4]	17.40%	34.11%	(30.09)%

Net assets, end of year (000s)	$169	$143	$68

Ratios to average net assets:
Gross expenses[5]	5.51%	15.12%	25.46%[6]
Net expenses[5,7,8]	0.67 [9,10]	0.83	0.83 [6]
Net investment income[3]	2.40	2.56	4.65 [6]

Portfolio turnover rate	41%	50%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

84	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2020

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.26	$7.81	$11.40

Income (loss) from operations:
Net investment income[3]	0.32	0.32	0.19
Net realized and unrealized gain (loss)	1.51	2.42	(3.59)
Total income (loss) from operations	1.83	2.74	(3.40)

Less distributions from:
Net investment income	(0.30)	(0.29)	(0.19)
Total distributions	(0.30)	(0.29)	(0.19)

Net asset value, end of year	$11.79	$10.26	$7.81
Total return[4]	17.92%	35.01%	(29.96)%

Net assets, end of year (000s)	$911	$177	$69

Ratios to average net assets:
Gross expenses[5]	4.98%	12.48%	24.89%[6]
Net expenses[5,7,8]	0.16 [9,10]	0.28	0.27 [6]
Net investment income[3]	2.96	3.35	5.21 [6]

Portfolio turnover rate	41%	50%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	85

Legg Mason Target Retirement 2025

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.05	$7.60	$11.40

Income (loss) from operations:
Net investment income[3]	0.28	0.26	0.17
Net realized and unrealized gain (loss)	1.57	2.41	(3.80)
Total income (loss) from operations	1.85	2.67	(3.63)

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.17)
Total distributions	(0.25)	(0.22)	(0.17)

Net asset value, end of year	$11.65	$10.05	$7.60
Total return[4]	18.50%	35.13%	(31.93)%

Net assets, end of year (000s)	$325	$216	$67

Ratios to average net assets:
Gross expenses[5]	4.80%	13.74%	25.33%[6]
Net expenses[5,7,8]	0.40 [9,10]	0.57	0.57 [6]
Net investment income[3]	2.57	2.78	4.77 [6]

Portfolio turnover rate	28%	48%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

86	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2025

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.05	$7.60	$11.40

Income (loss) from operations:
Net investment income[3]	0.20	0.21	0.13
Net realized and unrealized gain (loss)	1.57	2.38	(3.78)
Total income (loss) from operations	1.77	2.59	(3.65)

Less distributions from:
Net investment income	(0.17)	(0.14)	(0.15)
Total distributions	(0.17)	(0.14)	(0.15)

Net asset value, end of year	$11.65	$10.05	$7.60
Total return[4]	17.61%	34.09%	(32.10)%

Net assets, end of year (000s)	$3,112	$1,521	$160

Ratios to average net assets:
Gross expenses[5]	5.67%	14.80%	24.88%[6]
Net expenses[5,7,8]	1.15 [9,10]	1.32	1.31 [6]
Net investment income[3]	1.87	2.19	3.78 [6]

Portfolio turnover rate	28%	48%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	87

Legg Mason Target Retirement 2025

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.05	$7.60	$11.40

Income (loss) from operations:
Net investment income[3]	0.26	0.24	0.17
Net realized and unrealized gain (loss)	1.59	2.43	(3.80)
Total income (loss) from operations	1.85	2.67	(3.63)

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.17)
Total distributions	(0.25)	(0.22)	(0.17)

Net asset value, end of year	$11.65	$10.05	$7.60
Total return[4]	18.49%	35.13%	(31.93)%

Net assets, end of year (000s)	$511	$441	$334

Ratios to average net assets:
Gross expenses[5]	4.66%	16.80%	25.36%[6]
Net expenses[5,7,8]	0.41 [9,10]	0.57	0.57 [6]
Net investment income[3]	2.46	2.62	4.75 [6]

Portfolio turnover rate	28%	48%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

88	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2025

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.04	$7.60	$11.40

Income (loss) from operations:
Net investment income[3]	0.24	0.22	0.16
Net realized and unrealized gain (loss)	1.59	2.42	(3.80)
Total income (loss) from operations	1.83	2.64	(3.64)

Less distributions from:
Net investment income	(0.22)	(0.20)	(0.16)
Total distributions	(0.22)	(0.20)	(0.16)

Net asset value, end of year	$11.65	$10.04	$7.60
Total return[4]	18.31%	34.65%	(31.99)%

Net assets, end of year (000s)	$114	$88	$67

Ratios to average net assets:
Gross expenses[5]	4.92%	17.08%	25.66%[6]
Net expenses[5,7,8]	0.66 [9,10]	0.82	0.82 [6]
Net investment income[3]	2.22	2.37	4.50 [6]

Portfolio turnover rate	28%	48%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	89

Legg Mason Target Retirement 2025

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.05	$7.61	$11.40

Income (loss) from operations:
Net investment income[3]	0.30	0.30	0.18
Net realized and unrealized gain (loss)	1.59	2.40	(3.79)
Total income (loss) from operations	1.89	2.70	(3.61)

Less distributions from:
Net investment income	(0.29)	(0.26)	(0.18)
Total distributions	(0.29)	(0.26)	(0.18)

Net asset value, end of year	$11.65	$10.05	$7.61
Total return[4]	18.82%	35.37%	(31.78)%

Net assets, end of year (000s)	$966	$404	$66

Ratios to average net assets:
Gross expenses[5]	4.45%	11.39%	25.15%[6]
Net expenses[5,7,8]	0.15 [9,10]	0.27	0.27 [6]
Net investment income[3]	2.82	3.07	5.05 [6]

Portfolio turnover rate	28%	48%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

90	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2030

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.74	$7.36	$11.40

Income (loss) from operations:
Net investment income[3]	0.25	0.22	0.16
Net realized and unrealized gain (loss)	1.63	2.36	(4.04)
Total income (loss) from operations	1.88	2.58	(3.88)

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.16)
Total distributions	(0.21)	(0.20)	(0.16)

Net asset value, end of year	$11.41	$9.74	$7.36
Total return[4]	19.29%	34.93%	(34.13)%

Net assets, end of year (000s)	$248	$129	$65

Ratios to average net assets:
Gross expenses[5]	5.73%	15.76%	25.82%[6]
Net expenses[5,7,8]	0.42 [9,10]	0.57	0.57 [6]
Net investment income[3]	2.33	2.43	4.43 [6]

Portfolio turnover rate	35%	91%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	91

Legg Mason Target Retirement 2030

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.73	$7.35	$11.40

Income (loss) from operations:
Net investment income[3]	0.15	0.18	0.13
Net realized and unrealized gain (loss)	1.65	2.32	(4.04)
Total income (loss) from operations	1.80	2.50	(3.91)

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.14)
Total distributions	(0.12)	(0.12)	(0.14)

Net asset value, end of year	$11.41	$9.73	$7.35
Total return[4]	18.52%	33.95%	(34.38)%

Net assets, end of year (000s)	$1,824	$661	$85

Ratios to average net assets:
Gross expenses[5]	6.76%	16.80%	26.11%[6]
Net expenses[5,7,8]	1.16 [9,10]	1.32	1.32 [6]
Net investment income[3]	1.42	2.03	3.60 [6]

Portfolio turnover rate	35%	91%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

92	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2030

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.74	$7.36	$11.40

Income (loss) from operations:
Net investment income[3]	0.21	0.20	0.16
Net realized and unrealized gain (loss)	1.67	2.38	(4.04)
Total income (loss) from operations	1.88	2.58	(3.88)

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.16)
Total distributions	(0.21)	(0.20)	(0.16)

Net asset value, end of year	$11.41	$9.74	$7.36
Total return[4]	19.29%	34.92%	(34.13)%

Net assets, end of year (000s)	$521	$459	$344

Ratios to average net assets:
Gross expenses[5]	5.67%	16.40%	25.22%[6]
Net expenses[5,7,8]	0.42 [9,10]	0.57	0.57 [6]
Net investment income[3]	1.99	2.28	4.55 [6]

Portfolio turnover rate	35%	91%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	93

Legg Mason Target Retirement 2030

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.74	$7.36	$11.40

Income (loss) from operations:
Net investment income[3]	0.19	0.19	0.15
Net realized and unrealized gain (loss)	1.66	2.36	(4.04)
Total income (loss) from operations	1.85	2.55	(3.89)

Less distributions from:
Net investment income	(0.18)	(0.17)	(0.15)
Total distributions	(0.18)	(0.17)	(0.15)

Net asset value, end of year	$11.41	$9.74	$7.36
Total return[4]	18.99%	34.58%	(34.18)%

Net assets, end of year (000s)	$127	$99	$64

Ratios to average net assets:
Gross expenses[5]	5.93%	16.21%	26.08%[6]
Net expenses[5,7,8]	0.67 [9,10]	0.82	0.82 [6]
Net investment income[3]	1.78	2.10	4.18 [6]

Portfolio turnover rate	35%	91%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

94	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2030

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.74	$7.36	$11.40

Income (loss) from operations:
Net investment income[3]	0.24	0.27	0.17
Net realized and unrealized gain (loss)	1.68	2.34	(4.04)
Total income (loss) from operations	1.92	2.61	(3.87)

Less distributions from:
Net investment income	(0.24)	(0.23)	(0.17)
Total distributions	(0.24)	(0.23)	(0.17)

Net asset value, end of year	$11.42	$9.74	$7.36
Total return[4]	19.73%	35.34%	(34.06)%

Net assets, end of year (000s)	$1,182	$373	$65

Ratios to average net assets:
Gross expenses[5]	5.44%	11.64%	25.57%[6]
Net expenses[5,7,8]	0.16 [9,10]	0.27	0.27 [6]
Net investment income[3]	2.26	2.85	4.74 [6]

Portfolio turnover rate	35%	91%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[1][0]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	95

Legg Mason Target Retirement 2035

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.49	$7.11	$11.40

Income (loss) from operations:
Net investment income	0.18	0.18	0.12
Net realized and unrealized gain (loss)	1.76	2.35	(4.27)
Total income (loss) from operations	1.94	2.53	(4.15)

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.14)
Total distributions	(0.16)	(0.15)	(0.14)

Net asset value, end of year	$11.27	$9.49	$7.11
Total return[3]	20.48%	35.49%	(36.51)%

Net assets, end of year (000s)	$413	$297	$63

Ratios to average net assets:
Gross expenses[4]	5.43%	16.33%	26.45%[5]
Net expenses[4,6,7]	0.43 [8,9]	0.57	0.57 [5]
Net investment income	1.71	2.00	3.49 [5]

Portfolio turnover rate	33%	48%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

96	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2035

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.48	$7.11	$11.40

Income (loss) from operations:
Net investment income	0.10	0.19	0.09
Net realized and unrealized gain (loss)	1.76	2.25	(4.26)
Total income (loss) from operations	1.86	2.44	(4.17)

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.12)
Total distributions	(0.08)	(0.07)	(0.12)

Net asset value, end of year	$11.26	$9.48	$7.11
Total return[3]	19.60%	34.34%	(36.67)%

Net assets, end of year (000s)	$1,648	$813	$73

Ratios to average net assets:
Gross expenses[4]	6.33%	13.86%	26.87%[5]
Net expenses[4,6,7]	1.17 [8,9]	1.33	1.32 [5]
Net investment income	0.97	2.02	2.67 [5]

Portfolio turnover rate	33%	48%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	97

Legg Mason Target Retirement 2035

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.49	$7.11	$11.40

Income (loss) from operations:
Net investment income	0.16	0.16	0.12
Net realized and unrealized gain (loss)	1.78	2.37	(4.27)
Total income (loss) from operations	1.94	2.53	(4.15)

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.14)
Total distributions	(0.16)	(0.15)	(0.14)

Net asset value, end of year	$11.27	$9.49	$7.11
Total return[3]	20.47%	35.49%	(36.51)%

Net assets, end of year (000s)	$504	$416	$312

Ratios to average net assets:
Gross expenses[4]	5.30%	20.32%	26.41%[5]
Net expenses[4,6,7]	0.43 [8,9]	0.58	0.57 [5]
Net investment income	1.58	1.88	3.49 [5]

Portfolio turnover rate	33%	48%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

98	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2035

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.48	$7.11	$11.40

Income (loss) from operations:
Net investment income	0.13	0.14	0.11
Net realized and unrealized gain (loss)	1.78	2.35	(4.27)
Total income (loss) from operations	1.91	2.49	(4.16)

Less distributions from:
Net investment income	(0.13)	(0.12)	(0.13)
Total distributions	(0.13)	(0.12)	(0.13)

Net asset value, end of year	$11.26	$9.48	$7.11
Total return[3]	20.19%	35.01%	(36.57)%

Net assets, end of year (000s)	$101	$83	$62

Ratios to average net assets:
Gross expenses[4]	5.54%	20.61%	26.72%[5]
Net expenses[4,6,7]	0.68 [8,9]	0.83	0.82 [5]
Net investment income	1.28	1.63	3.24 [5]

Portfolio turnover rate	33%	48%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	99

Legg Mason Target Retirement 2035

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.49	$7.12	$11.40

Income (loss) from operations:
Net investment income	0.19	0.27	0.13
Net realized and unrealized gain (loss)	1.78	2.28	(4.26)
Total income (loss) from operations	1.97	2.55	(4.13)

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.15)
Total distributions	(0.19)	(0.18)	(0.15)

Net asset value, end of year	$11.27	$9.49	$7.12
Total return[3]	20.80%	35.71%	(36.36)%

Net assets, end of year (000s)	$1,377	$545	$63

Ratios to average net assets:
Gross expenses[4]	5.02%	9.80%	26.20%[5]
Net expenses[4,6,7]	0.17 [8,9]	0.28	0.27 [5]
Net investment income	1.83	2.85	3.79 [5]

Portfolio turnover rate	33%	48%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

100	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2040

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.08	$11.40

Income (loss) from operations:
Net investment income	0.18	0.14	0.11
Net realized and unrealized gain (loss)	1.81	2.43	(4.31)
Total income (loss) from operations	1.99	2.57	(4.20)

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.12)
Total distributions	(0.13)	(0.13)	(0.12)

Net asset value, end of year	$11.38	$9.52	$7.08
Total return[3]	20.98%	36.29%	(36.91)%

Net assets, end of year (000s)	$329	$93	$62

Ratios to average net assets:
Gross expenses[4]	5.73%	21.22%	26.64%[5]
Net expenses[4,6,7]	0.41 [8,9]	0.57	0.57 [5]
Net investment income	1.73	1.66	3.16 [5]

Portfolio turnover rate	23%	55%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	101

Legg Mason Target Retirement 2040

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.07	$11.40

Income (loss) from operations:
Net investment income	0.09	0.10	0.08
Net realized and unrealized gain (loss)	1.82	2.41	(4.31)
Total income (loss) from operations	1.91	2.51	(4.23)

Less distributions from:
Net investment income	(0.05)	(0.06)	(0.10)
Total distributions	(0.05)	(0.06)	(0.10)

Net asset value, end of year	$11.38	$9.52	$7.07
Total return[3]	20.08%	35.45%	(37.16)%

Net assets, end of year (000s)	$1,814	$510	$69

Ratios to average net assets:
Gross expenses[4]	6.92%	16.39%	27.19%[5]
Net expenses[4,6,7]	1.16 [8,9]	1.32	1.32 [5]
Net investment income	0.88	1.09	2.38 [5]

Portfolio turnover rate	23%	55%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

102	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2040

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.08	$11.40

Income (loss) from operations:
Net investment income	0.13	0.14	0.11
Net realized and unrealized gain (loss)	1.86	2.43	(4.31)
Total income (loss) from operations	1.99	2.57	(4.20)

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.12)
Total distributions	(0.13)	(0.13)	(0.12)

Net asset value, end of year	$11.38	$9.52	$7.08
Total return[3]	20.95%	36.29%	(36.91)%

Net assets, end of year (000s)	$499	$418	$310

Ratios to average net assets:
Gross expenses[4]	5.87%	21.67%	26.59%[5]
Net expenses[4,6,7]	0.43 [8,9]	0.57	0.57 [5]
Net investment income	1.29	1.60	3.16 [5]

Portfolio turnover rate	23%	55%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	103

Legg Mason Target Retirement 2040

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.07	$11.40

Income (loss) from operations:
Net investment income	0.11	0.12	0.10
Net realized and unrealized gain (loss)	1.85	2.44	(4.32)
Total income (loss) from operations	1.96	2.56	(4.22)

Less distributions from:
Net investment income	(0.10)	(0.11)	(0.11)
Total distributions	(0.10)	(0.11)	(0.11)

Net asset value, end of year	$11.38	$9.52	$7.07
Total return[3]	20.65%	36.13%	(37.05)%

Net assets, end of year (000s)	$107	$87	$62

Ratios to average net assets:
Gross expenses[4]	6.16%	21.73%	26.90%[5]
Net expenses[4,6,7]	0.68 [8,9]	0.82	0.82 [5]
Net investment income	1.05	1.37	2.91 [5]

Portfolio turnover rate	23%	55%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

104	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2040

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.53	$7.08	$11.40

Income (loss) from operations:
Net investment income	0.16	0.21	0.12
Net realized and unrealized gain (loss)	1.86	2.40	(4.31)
Total income (loss) from operations	2.02	2.61	(4.19)

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.13)
Total distributions	(0.16)	(0.16)	(0.13)

Net asset value, end of year	$11.39	$9.53	$7.08
Total return[3]	21.26%	36.85%	(36.85)%

Net assets, end of year (000s)	$1,048	$396	$62

Ratios to average net assets:
Gross expenses[4]	5.70%	12.52%	26.39%[5]
Net expenses[4,6,7]	0.16 [8,9]	0.27	0.27 [5]
Net investment income	1.60	2.25	3.46 [5]

Portfolio turnover rate	23%	55%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	105

Legg Mason Target Retirement 2045

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.07	$11.40

Income (loss) from operations:
Net investment income	0.14	0.15	0.11
Net realized and unrealized gain (loss)	1.84	2.43	(4.31)
Total income (loss) from operations	1.98	2.58	(4.20)

Less distributions from:
Net investment income	(0.14)	(0.13)	(0.13)
Total distributions	(0.14)	(0.13)	(0.13)

Net asset value, end of year	$11.36	$9.52	$7.07
Total return[3]	20.82%	36.46%	(36.96)%

Net assets, end of year (000s)	$229	$129	$62

Ratios to average net assets:
Gross expenses[4]	7.43%	21.04%	26.53%[5]
Net expenses[4,6,7]	0.42 [8,9]	0.57	0.57 [5]
Net investment income	1.37	1.77	3.17 [5]

Portfolio turnover rate	42%	57%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

106	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2045

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.06	$11.40

Income (loss) from operations:
Net investment income	0.07	0.11	0.08
Net realized and unrealized gain (loss)	1.83	2.41	(4.31)
Total income (loss) from operations	1.90	2.52	(4.23)

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.11)
Total distributions	(0.06)	(0.06)	(0.11)

Net asset value, end of year	$11.36	$9.52	$7.06
Total return[3]	19.92%	35.64%	(37.20)%

Net assets, end of year (000s)	$850	$467	$66

Ratios to average net assets:
Gross expenses[4]	8.51%	19.33%	27.16%[5]
Net expenses[4,6,7]	1.17 [8,9]	1.32	1.32 [5]
Net investment income	0.69	1.28	2.40 [5]

Portfolio turnover rate	42%	57%	4%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	107

Legg Mason Target Retirement 2045

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.07	$11.40

Income (loss) from operations:
Net investment income	0.13	0.14	0.11
Net realized and unrealized gain (loss)	1.85	2.44	(4.31)
Total income (loss) from operations	1.98	2.58	(4.20)

Less distributions from:
Net investment income	(0.14)	(0.13)	(0.13)
Total distributions	(0.14)	(0.13)	(0.13)

Net asset value, end of year	$11.36	$9.52	$7.07
Total return[3]	20.81%	36.46%	(36.96)%

Net assets, end of year (000s)	$499	$417	$310

Ratios to average net assets:
Gross expenses[4]	7.20%	23.15%	26.48%[5]
Net expenses[4,6,7]	0.42 [8,9]	0.57	0.57 [5]
Net investment income	1.30	1.60	3.17 [5]

Portfolio turnover rate	42%	57%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

108	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2045

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.51	$7.07	$11.40

Income (loss) from operations:
Net investment income	0.11	0.12	0.10
Net realized and unrealized gain (loss)	1.85	2.43	(4.31)
Total income (loss) from operations	1.96	2.55	(4.21)

Less distributions from:
Net investment income	(0.11)	(0.11)	(0.12)
Total distributions	(0.11)	(0.11)	(0.12)

Net asset value, end of year	$11.36	$9.51	$7.07
Total return[3]	20.63%	35.98%	(37.01)%

Net assets, end of year (000s)	$112	$91	$62

Ratios to average net assets:
Gross expenses[4]	7.47%	23.06%	26.79%[5]
Net expenses[4,6,7]	0.67 [8,9]	0.82	0.82 [5]
Net investment income	1.06	1.40	2.92 [5]

Portfolio turnover rate	42%	57%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	109

Legg Mason Target Retirement 2045

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.52	$7.07	$11.40

Income (loss) from operations:
Net investment income	0.16	0.20	0.12
Net realized and unrealized gain (loss)	1.85	2.41	(4.32)
Total income (loss) from operations	2.01	2.61	(4.20)

Less distributions from:
Net investment income	(0.17)	(0.16)	(0.13)
Total distributions	(0.17)	(0.16)	(0.13)

Net asset value, end of year	$11.36	$9.52	$7.07
Total return[3]	21.14%	36.87%	(36.90)%

Net assets, end of year (000s)	$721	$265	$62

Ratios to average net assets:
Gross expenses[4]	7.04%	15.57%	26.28%[5]
Net expenses[4,6,7]	0.16 [8,9]	0.27	0.27 [5]
Net investment income	1.52	2.21	3.47 [5]

Portfolio turnover rate	42%	57%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

110	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2050

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$ 9.51	$7.08	$11.40

Income (loss) from operations:
Net investment income	0.17	0.15	0.12
Net realized and unrealized gain (loss)	1.84	2.43	(4.33)
Total income (loss) from operations	2.01	2.58	(4.21)

Less distributions from:
Net investment income	(0.13)	(0.15)	(0.11)
Total distributions	(0.13)	(0.15)	(0.11)

Net asset value, end of year	$11.39	$9.51	$7.08
Total return[3]	21.14%	36.38%	(36.98)%

Net assets, end of year (000s)	$580	$147	$76

Ratios to average net assets:
Gross expenses[4]	8.52%	22.18%	24.99%[5]
Net expenses[4,6,7]	0.41 [8,9]	0.57	0.57 [5]
Net investment income	1.66	1.67	3.57 [5]

Portfolio turnover rate	24%	45%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	111

Legg Mason Target Retirement 2050

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$ 9.52	$7.07	$11.40

Income (loss) from operations:
Net investment income	0.08	0.11	0.08
Net realized and unrealized gain (loss)	1.83	2.41	(4.32)
Total income (loss) from operations	1.91	2.52	(4.24)

Less distributions from:
Net investment income	(0.04)	(0.07)	(0.09)
Total distributions	(0.04)	(0.07)	(0.09)

Net asset value, end of year	$11.39	$9.52	$7.07
Total return[3]	20.10%	35.67%	(37.22)%

Net assets, end of year (000s)	$847	$352	$72

Ratios to average net assets:
Gross expenses[4]	10.10%	20.80%	26.81%[5]
Net expenses[4,6,7]	1.17 [8,9]	1.33	1.32 [5]
Net investment income	0.75	1.26	2.34 [5]

Portfolio turnover rate	24%	45%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

112	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2050

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$ 9.51	$7.08	$11.40

Income (loss) from operations:
Net investment income	0.13	0.14	0.11
Net realized and unrealized gain (loss)	1.88	2.44	(4.32)
Total income (loss) from operations	2.01	2.58	(4.21)

Less distributions from:
Net investment income	(0.13)	(0.15)	(0.11)
Total distributions	(0.13)	(0.15)	(0.11)

Net asset value, end of year	$11.39	$9.51	$7.08
Total return[3]	21.12%	36.38%	(36.98)%

Net assets, end of year (000s)	$500	$417	$310

Ratios to average net assets:
Gross expenses[4]	8.80%	23.99%	26.37%[5]
Net expenses[4,6,7]	0.43 [8,9]	0.58	0.57 [5]
Net investment income	1.28	1.58	3.12 [5]

Portfolio turnover rate	24%	45%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	113

Legg Mason Target Retirement 2050

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$ 9.51	$7.08	$11.40

Income (loss) from operations:
Net investment income	0.10	0.12	0.10
Net realized and unrealized gain (loss)	1.87	2.43	(4.31)
Total income (loss) from operations	1.97	2.55	(4.21)

Less distributions from:
Net investment income	(0.10)	(0.12)	(0.11)
Total distributions	(0.10)	(0.12)	(0.11)

Net asset value, end of year	$11.38	$9.51	$7.08
Total return[3]	20.71%	36.03%	(37.03)%

Net assets, end of year (000s)	$112	$92	$62

Ratios to average net assets:
Gross expenses[4]	9.07%	24.07%	26.68%[5]
Net expenses[4,6,7]	0.67 [8,9]	0.82	0.82 [5]
Net investment income	1.02	1.38	2.87 [5]

Portfolio turnover rate	24%	45%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

114	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement 2050

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$ 9.52	$7.08	$11.40

Income (loss) from operations:
Net investment income	0.15	0.18	0.12
Net realized and unrealized gain (loss)	1.88	2.44	(4.32)
Total income (loss) from operations	2.03	2.62	(4.20)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.12)
Total distributions	(0.16)	(0.18)	(0.12)

Net asset value, end of year	$11.39	$9.52	$7.08
Total return[3]	21.30%	36.95%	(36.92)%

Net assets, end of year (000s)	$288	$158	$62

Ratios to average net assets:
Gross expenses[4]	8.70%	19.71%	26.17%[5]
Net expenses[4,6,7]	0.17 [8,9]	0.27	0.27 [5]
Net investment income	1.50	2.02	3.43 [5]

Portfolio turnover rate	24%	45%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	115

Legg Mason Target Retirement Fund

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$11.14	$8.63	$11.40

Income (loss) from operations:
Net investment income[3]	0.50	0.52	0.27
Net realized and unrealized gain (loss)	1.23	2.41	(2.77)
Total income (loss) from operations	1.73	2.93	(2.50)

Less distributions from:
Net investment income	(0.39)	(0.42)	(0.27)
Total distributions	(0.39)	(0.42)	(0.27)

Net asset value, end of year	$12.48	$11.14	$8.63
Total return[4]	15.56%	34.04%	(22.04)%

Net assets, end of year (000s)	$492	$218	$75

Ratios to average net assets:
Gross expenses[5]	7.15%	16.53%	23.77%[6]
Net expenses[5,7,8]	0.45 [9,10]	0.61	0.62 [6]
Net investment income[3]	4.17	5.00	6.84 [6]

Portfolio turnover rate	50%	53%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

116	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement Fund

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$11.14	$8.62	$11.40

Income (loss) from operations:
Net investment income[3]	0.36	0.41	0.24
Net realized and unrealized gain (loss)	1.27	2.45	(2.77)
Total income (loss) from operations	1.63	2.86	(2.53)

Less distributions from:
Net investment income	(0.29)	(0.34)	(0.25)
Total distributions	(0.29)	(0.34)	(0.25)

Net asset value, end of year	$12.48	$11.14	$8.62
Total return[4]	14.66%	33.17%	(22.32)%

Net assets, end of year (000s)	$1,085	$537	$81

Ratios to average net assets:
Gross expenses[5]	8.29%	16.94%	24.35%[6]
Net expenses[5,7,8]	1.20 [9,10]	1.37	1.37 [6]
Net investment income[3]	3.04	3.87	6.06 [6]

Portfolio turnover rate	50%	53%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	117

Legg Mason Target Retirement Fund

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$11.14	$8.63	$11.40

Income (loss) from operations:
Net investment income[3]	0.44	0.46	0.27
Net realized and unrealized gain (loss)	1.28	2.47	(2.77)
Total income (loss) from operations	1.72	2.93	(2.50)

Less distributions from:
Net investment income	(0.38)	(0.42)	(0.27)
Total distributions	(0.38)	(0.42)	(0.27)

Net asset value, end of year	$12.48	$11.14	$8.63
Total return[4]	15.55%	34.04%	(22.04)%

Net assets, end of year (000s)	$570	$489	$378

Ratios to average net assets:
Gross expenses[5]	7.23%	19.52%	23.72%[6]
Net expenses[5,7,8]	0.46 [9,10]	0.62	0.62 [6]
Net investment income[3]	3.68	4.53	6.84 [6]

Portfolio turnover rate	50%	53%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.99%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

118	Legg Mason Target Retirement Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Target Retirement Fund

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$11.14	$8.63	$11.40

Income (loss) from operations:
Net investment income[3]	0.41	0.43	0.26
Net realized and unrealized gain (loss)	1.28	2.48	(2.77)
Total income (loss) from operations	1.69	2.91	(2.51)

Less distributions from:
Net investment income	(0.35)	(0.40)	(0.26)
Total distributions	(0.35)	(0.40)	(0.26)

Net asset value, end of year	$12.48	$11.14	$8.63
Total return[4]	15.25%	33.69%	(22.10)%

Net assets, end of year (000s)	$109	$98	$76

Ratios to average net assets:
Gross expenses[5]	7.47%	19.78%	24.03%[6]
Net expenses[5,7,8]	0.71 [9,10]	0.87	0.87 [6]
Net investment income[3]	3.43	4.28	6.59 [6]

Portfolio turnover rate	50%	53%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.40% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.24%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Target Retirement Series 2011 Annual Report	119

Legg Mason Target Retirement Fund

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$11.14	$8.63	$11.40

Income (loss) from operations:
Net investment income[3]	0.48	0.51	0.28
Net realized and unrealized gain (loss)	1.28	2.46	(2.77)
Total income (loss) from operations	1.76	2.97	(2.49)

Less distributions from:
Net investment income	(0.42)	(0.46)	(0.28)
Total distributions	(0.42)	(0.46)	(0.28)

Net asset value, end of year	$12.48	$11.14	$8.63
Total return[4]	15.88%	34.45%	(21.96)%

Net assets, end of year (000s)	$266	$143	$76

Ratios to average net assets:
Gross expenses[5]	6.98%	17.67%	23.52%[6]
Net expenses[5,7,8]	0.20 [9,10]	0.32	0.32 [6]
Net investment income[3]	4.00	4.95	7.14 [6]

Portfolio turnover rate	50%	53%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (commencement of operations) to January 31, 2009.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85% until March 22, 2010. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[9]

As a result of a contractual expense limitation, effective March 22, 2010 through May 31, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.74%. The expense limitation takes into account the Underlying Funds expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

120	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Target Retirement 2015 (“Retirement 2015”), Legg Mason Target Retirement 2020 (“Retirement 2020”), Legg Mason Target Retirement 2025 (“Retirement 2025”), Legg Mason Target Retirement 2030 (“Retirement 2030”), Legg Mason Target Retirement 2035 (“Retirement 2035”), Legg Mason Target Retirement 2040 (“Retirement 2040”), Legg Mason Target Retirement 2045 (“Retirement 2045”), Legg Mason Target Retirement 2050 (“Retirement 2050”), and Legg Mason Target Retirement Fund (“Retirement Fund”) (collectively, the “Funds”) are separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds invest in other funds (“Underlying Funds”) which are mutual funds affiliated with Legg Mason, Inc. (“Legg Mason”) or exchange-traded funds that are based on an index and managed by unaffiliated investment advisers. The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds value these securities as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Target Retirement Series 2011 Annual Report	121

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2015
Investments in Underlying Funds†	$4,352,291	—	—	$4,352,291

†	See Schedules of Investments for additional detailed categorizations.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2020
Investments in Underlying Funds†	$4,388,836	—	—	$4,388,836

†	See Schedules of Investments for additional detailed categorizations.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2025
Investments in Underlying Funds†	$4,979,789	—	—	$4,979,789

†	See Schedules of Investments for additional detailed categorizations.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2030
Investments in Underlying Funds†	$3,873,978	—	—	$3,873,978

†	See Schedules of Investments for additional detailed categorizations.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2035
Investments in Underlying Funds†	$3,968,879	—	—	$3,968,879

†	See Schedules of Investments for additional detailed categorizations.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2040
Investments in Underlying Funds†	$3,777,142	—	—	$3,777,142

†	See Schedules of Investments for additional detailed categorizations.

122	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2045
Investments in Underlying Funds†	$2,374,976	—	—	$2,374,976

†	See Schedules of Investments for additional detailed categorizations.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement 2050
Investments in Underlying Funds†	$2,410,285	—	—	$2,410,285

†	See Schedules of Investments for additional detailed categorizations.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Retirement Fund
Investments in Underlying Funds†	$2,515,606	—	—	$2,515,606

†	See Schedules of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Fund of funds risk. Your cost of investing in the Funds, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Funds’ approval, which could force the Funds to withdraw their investments from such underlying fund at a time that is unfavorable to the Funds. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason Target Retirement Series 2011 Annual Report	123

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

Fund		Undistributed Net Investment Income	Paid-in Capital
Retirement 2015	(a)	$9	$(9)
Retirement 2020	(a)	9	(9)

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

During the current year Retirement 2025, Retirement 2030, Retirement 2035, Retirement 2040, Retirement 2045, Retirement 2050 and Retirement Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Fund’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of each Fund’s average daily net assets.

Prior to March 22, 2010, LMPFA had contractually agreed to waive fees and/or reimburse expenses, other than taxes, extraordinary expenses and brokerage, except for brokerage commissions paid on purchases and sales of shares of ETFs, to limit each Fund’s total annual operating expenses to 1.15%, 1.90%, 1.15%, 1.40% and 0.85% for each Fund’s Class A, C, Fl, R and I shares, respectively.

Effective March 22, 2010 until May 31, 2010, as a result of contractual expense limitations then in place, each Fund’s total annual operating expenses did not exceed 0.99%, 1.74%, 0.99%, 1.24% and 0.74% for each Fund’s Class A, C, Fl, R and I shares, respectively.

Effective May 31, 2010, as a result of an expense limitation arrangement between each Fund and LMPFA, the ratio of expenses, other than interest, taxes, extraordinary expenses and brokerage, except for brokerage commissions paid on purchases and sales of shares of ETFs, to average net assets of each Fund’s Class A, C, FI, R and I shares did not exceed 0.99%, 1.74%, 0.99%, 1.24% and 0.74%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

124	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

The expense limitations take into account the expenses of the Underlying Funds and brokerage commissions paid on purchases and sales of shares of ETFs. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Funds’ most recent prospectus) of the class of shares of each Underlying Fund held by a Fund, weighted in proportion to each Fund’s investment allocation among the Underlying Funds.

During the year ended January 31, 2011, fees waived and/or expenses reimbursed amounted to $156,528, $168,212, $167,595, $157,099, $166,751, $152,678, $144,736, $144,416 and $134,893 for Retirement 2015, Retirement 2020, Retirement 2025, Retirement 2030, Retirement 2035, Retirement 2040, Retirement 2045, Retirement 2050 and Retirement Fund, respectively.

Effective May 31, 2010, the manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of each Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds, except, in certain cases for the management of cash and short-term instruments.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as each Fund’s sole and exclusive distributor.

For each Fund, there is a maximum initial sales charge of 5.75% for Class A shares. Each Fund has a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. For each Fund, in certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate for each Fund. These purchases do not incur an initial sales charge.

For the year ended January 31, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of Class A shares of Retirement Fund and did not receive sales charges on the sales of the other Funds’ Class A shares. In addition, for the year ended January 31, 2011, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Retirement 2015	$3,514,374	$1,527,266
Retirement 2020	3,129,108	1,387,489
Retirement 2025	2,763,366	1,046,168
Retirement 2030	2,681,721	982,821
Retirement 2035	2,306,669	1,066,954
Retirement 2040	2,371,769	631,166
Retirement 2045	1,499,989	840,264
Retirement 2050	1,297,733	393,466
Retirement Fund	1,768,756	964,749

Legg Mason Target Retirement Series 2011 Annual Report	125

At January 31, 2011 the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Retirement 2015	$419,259	—	$419,259
Retirement 2020	538,995	—	538,955
Retirement 2025	587,122	—	587,122
Retirement 2030	533,137	—	533,137
Retirement 2035	512,796	—	512,796
Retirement 2040	474,571	—	474,571
Retirement 2045	305,764	—	305,764
Retirement 2050	260,900	—	260,900
Retirement Fund	247,340	—	247,340

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2011, the Funds did not invest directly in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Funds pay a distribution fee with respect to their Class C and R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

During the year ended January 31, 2011, the distribution fees which were waived amounted to $1,203, $1,181, $1,127, $1,126 and $1,127 for Class FI shares of Retirement 2020, Retirement 2025, Retirement 2040, Retirement 2045 and Retirement 2050, respectively, and $487 and $521 for Class R shares of Retirement 2015 and Retirement Fund, respectively.

For the year ended January 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Retirement 2015
Class A	$703	$1,388
Class C	17,329	10,667
Class FI	1,282	1,428
Class R	487	276
Class I	—	653
Total	$19,801	$14,412

Retirement 2020
Class A	$753	$1,468
Class C	16,703	10,171
Class FI	1,203	1,329
Class R	774	532
Class I	—	2,880
Total	$19,433	$16,380

Retirement 2025
Class A	$660	$1,121
Class C	22,128	12,066
Class FI	1,181	1,342
Class R	517	305
Class I	—	2,489
Total	$24,486	$17,323

126	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

	Distribution Fees	Transfer Agent Fees
Retirement 2030
Class A	$380	$642
Class C	12,008	8,468
Class FI	1,203	1,428
Class R	552	349
Class I	—	3,338
Total	$14,143	$14,225

Retirement 2035
Class A	$794	$1,599
Class C	12,106	8,609
Class FI	1,127	1,584
Class R	514	350
Class I	—	4,634
Total	$14,541	$16,776

Retirement 2040
Class A	$468	$759
Class C	10,900	8,566
Class FI	1,127	1,283
Class R	475	305
Class I	—	3,565
Total	$12,970	$14,478

Retirement 2045
Class A	$484	$1,023
Class C	6,440	5,537
Class FI	1,126	1,280
Class R	499	302
Class I	—	2,655
Total	$8,549	$10,797

Retirement 2050
Class A	$844	$1,308
Class C	5,612	5,039
Class FI	1,127	1,326
Class R	511	311
Class I	—	965
Total	$8,094	$8,949

Retirement Fund
Class A	$708	$1,496
Class C	8,107	6,074
Class FI	1,349	1,698
Class R	521	318
Class I	—	819
Total	$10,685	$10,405

For the year ended January 31, 2011, waivers and/or expense reimbursements were as follows:

	Distribution Fee Waivers	Waivers/ Reimbursements
Retirement 2015
Class A	—	$16,002
Class C	—	96,156
Class FI	—	28,323
Class R	$487	4,903
Class I	—	11,144
Total	$487	$156,528

Legg Mason Target Retirement Series 2011 Annual Report	127

	Distribution Fee Waivers	Waivers/ Reimbursements
Retirement 2020
Class A	—	$14,696
Class C	—	84,251
Class FI	$1,203	21,745
Class R	—	7,484
Class I	—	40,036
Total	$1,203	$168,212

Retirement 2025
Class A	—	$11,595
Class C	—	100,109
Class FI	$1,181	18,882
Class R	—	4,412
Class I	—	32,597
Total	$1,181	$167,595

Retirement 2030
Class A	—	$8,071
Class C	—	67,211
Class FI	—	25,245
Class R	—	5,802
Class I	—	50,770
Total	—	$157,099

Retirement 2035
Class A	—	$15,888
Class C	—	62,415
Class FI	—	21,928
Class R	—	5,000
Class I	—	61,520
Total	—	$166,751

Retirement 2040
Class A	—	$9,969
Class C	—	62,813
Class FI	$1,127	23,433
Class R	—	5,206
Class I	—	51,257
Total	$1,127	$152,678

Retirement 2045
Class A	—	$13,599
Class C	—	47,238
Class FI	$1,126	29,389
Class R	—	6,788
Class I	—	47,722
Total	$1,126	$144,736

Retirement 2050
Class A	—	$27,386
Class C	—	50,152
Class FI	$1,127	36,622
Class R	—	8,588
Class I	—	21,668
Total	$1,127	$144,416

128	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

	Distribution Fee Waivers	Waivers/ Reimbursements
Retirement Fund
Class A	—	$18,969
Class C	—	57,436
Class FI	—	36,514
Class R	$521	6,522
Class I	—	15,452
Total	$521	$134,893

6. Distributions to shareholders by class

	Year Ended January 31, 2011	Year Ended January 31, 2010
Retirement 2015
Net Investment Income:
Class A	$7,148	$5,442
Class C	47,258	17,827
Class FI	12,194	12,205
Class R	2,032	2,199
Class I	5,037	4,025
Class IS1	—	102
Total	$73,669	$41,800

Retirement 2020
Net Investment Income:
Class A	$11,795	$4,509
Class C	33,095	16,928
Class FI	11,777	11,192
Class R	3,395	1,997
Class I	22,947	4,764
Class IS2	—	110
Total	$83,009	$39,500

Retirement 2025
Net Investment Income:
Class A	$6,870	$4,278
Class C	40,034	11,827
Class FI	11,112	9,799
Class R	2,180	1,724
Class I	21,486	9,223
Class IS3	—	99
Total	$81,682	$36,950

Retirement 2030
Net Investment Income:
Class A	$4,115	$2,537
Class C	16,487	10,713
Class FI	9,347	9,191
Class R	1,932	1,646
Class I	21,089	7,153
Class IS4	—	60
Total	$52,970	$31,300

Legg Mason Target Retirement Series 2011 Annual Report	129

	Year Ended January 31, 2011	Year Ended January 31, 2010
Retirement 2035
Net Investment Income:
Class A	$5,853	$2,733
Class C	10,731	5,999
Class FI	7,118	6,524
Class R	1,173	1,085
Class I	22,425	10,659
Class IS5	—	—
Total	$47,300	$27,000

Retirement 2040
Net Investment Income:
Class A	$3,827	$1,290
Class C	7,622	3,013
Class FI	5,802	5,869
Class R	973	988
Class I	14,976	6,602
Class IS6	—	38
Total	$33,200	$17,800

Retirement 2045
Net Investment Income:
Class A	$2,766	$1,998
Class C	4,022	2,324
Class FI	6,069	5,853
Class R	1,085	1,038
Class I	9,658	4,487
Class IS7	—	—
Total	$23,600	$15,700

Retirement 2050
Net Investment Income:
Class A	$6,400	$2,020
Class C	2,974	2,366
Class FI	5,509	6,588
Class R	955	1,194
Class I	3,662	2,892
Class IS8	—	90
Total	$19,500	$15,150

Retirement Fund
Net Investment Income:
Class A	$14,748	$7,920
Class C	23,053	13,059
Class FI	17,552	18,616
Class R	3,089	3,465
Class I	8,558	5,754
Class IS9	—	186
Total	$67,000	$49,000

[1]	Class IS shares were fully redeemed on September 17, 2009.

[2]	Class IS shares were fully redeemed on September 18, 2009.

[3]	Class IS shares were fully redeemed on September 24, 2009.

[4]	Class IS shares were fully redeemed on October 8, 2009.

[5]	Class IS shares were fully redeemed on September 29, 2009.

[6]	Class IS shares were fully redeemed on October 5, 2009.

[7]	Class IS shares were fully redeemed on October 12, 2009.

[8]	Class IS shares were fully redeemed on October 6, 2009.

[9]	Class IS shares were fully redeemed on September 28, 2009.

130	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At January 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Retirement 2015
Class A
Shares sold	19,725	$213,780	19,439	$199,897
Shares issued on reinvestment	413	4,837	283	3,001
Shares repurchased	(23,202)	(264,740)	(6,078)	(59,632)
Net increase (decrease)	(3,064)	$(46,123)	13,644	$143,266

Class C
Shares sold	278,501	$3,147,715	147,685	$1,431,960
Shares issued on reinvestment	4,033	47,252	1,681	17,748
Shares repurchased	(108,518)	(1,194,385)	(58,708)	(606,372)
Net increase	174,016	$2,000,582	90,658	$843,336

Class FI
Shares sold	481	$5,339	2,005	$21,262
Shares issued on reinvestment	54	636	—	—
Shares repurchased	(44)	(513)	(1)	(14)
Net increase	491	$5,462	2,004	$21,248

Class R
Net increase (decrease)	—	—	—	—

Class I
Shares sold	9,901	$105,510	4,643	$45,073
Shares issued on reinvestment	5	56	122	1,292
Shares repurchased	(5,395)	(58,659)	(252)	(2,579)
Net increase	4,511	$46,907	4,513	$43,786

Class IS1
Shares repurchased	—	—	(8,772)	$(92,456)
Net decrease	—	—	(8,772)	$(92,456)

Retirement 2020
Class A
Shares sold	31,363	$351,638	10,530	$106,405
Shares issued on reinvestment	813	9,418	216	2,271
Shares repurchased	(5,680)	(61,503)	(780)	(8,068)
Net increase	26,496	$299,553	9,966	$100,608

Class C
Shares sold	168,638	$1,861,150	111,860	$1,057,204
Shares issued on reinvestment	2,855	33,095	1,610	16,846
Shares repurchased	(86,670)	(945,323)	(34,516)	(326,223)
Net increase	84,823	$948,922	78,954	$747,827

Class FI
Net increase (decrease)	—	—	—	—

Class R
Shares sold	209	$2,249	5,215	$54,398
Shares issued on reinvestment	112	1,295	—	—
Net increase	321	$3,544	5,215	$54,398

Legg Mason Target Retirement Series 2011 Annual Report	131

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Retirement 2020 continued
Class I
Shares sold	86,430	$911,704	8,122	$82,123
Shares issued on reinvestment	13	146	213	2,234
Shares repurchased	(26,450)	(291,564)	—	—
Net increase	59,993	$620,286	8,335	$84,357

Class IS2
Shares repurchased	—	—	(8,772)	$(91,491)
Net decrease	—	—	(8,772)	$(91,491)

Retirement 2025
Class A
Shares sold	10,861	$117,193	12,397	$116,868
Shares issued on reinvestment	406	4,637	225	2,318
Shares repurchased	(4,898)	(49,799)	(4)	(41)
Net increase	6,369	$72,031	12,618	$119,145

Class C
Shares sold	147,610	$1,587,968	157,482	$1,524,094
Shares issued on reinvestment	3,499	40,034	1,143	11,752
Shares repurchased	(35,357)	(381,665)	(28,205)	(274,372)
Net increase	115,752	$1,246,337	130,420	$1,261,474

Class FI
Net increase (decrease)	—	—	—	—

Class R
Shares sold	1,067	$11,044	—	—
Shares issued on reinvestment	18	217	—	—
Shares repurchased	(81)	(917)	—	—
Net increase	1,004	$10,344	—	—

Class I
Shares sold	74,147	$785,571	30,779	$283,662
Shares issued on reinvestment	—	—	676	6,979
Shares repurchased	(31,419)	(329,564)	(42)	(406)
Net increase	42,728	$456,007	31,413	$290,235

Class IS3
Shares repurchased	—	—	(8,772)	$(88,421)
Net decrease	—	—	(8,772)	$(88,421)

Retirement 2030
Class A
Shares sold	13,567	$145,786	5,086	$43,202
Shares issued on reinvestment	207	2,316	82	823
Shares repurchased	(5,297)	(53,534)	(672)	(6,064)
Net increase	8,477	$94,568	4,496	$37,961

Class C
Shares sold	161,835	$1,710,460	148,150	$1,288,662
Shares issued on reinvestment	1,462	16,353	1,052	10,545
Shares repurchased	(71,272)	(754,850)	(92,914)	(881,179)
Net increase	92,025	$971,963	56,288	$418,028

132	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Retirement 2030 continued
Class FI
Shares sold	171	$1,813	1,904	$18,734
Shares issued on reinvestment	31	349	62	618
Shares repurchased	(1,673)	(16,793)	(1,633)	(15,038)
Net increase (decrease)	(1,471)	$(14,631)	333	$4,314

Class R
Shares sold	866	$9,132	1,375	$13,598
Shares issued on reinvestment	34	386	16	159
Net increase	900	$9,518	1,391	$13,757

Class I
Shares sold	89,006	$909,751	30,343	$276,226
Shares issued on reinvestment	—	—	512	5,164
Shares repurchased	(23,768)	(247,337)	(1,311)	(13,454)
Net increase	65,238	$662,414	29,544	$267,936

Class IS4
Shares repurchased	—	—	(8,772)	$(87,281)
Net decrease	—	—	(8,772)	$(87,281)

Retirement 2035
Class A
Shares sold	13,938	$145,511	23,167	$219,019
Shares issued on reinvestment	403	4,448	145	1,429
Shares repurchased	(8,926)	(91,486)	(831)	(8,188)
Net increase	5,415	$58,473	22,481	$212,260

Class C
Shares sold	103,223	$1,063,918	105,768	$959,551
Shares issued on reinvestment	973	10,731	608	5,999
Shares repurchased	(43,552)	(447,369)	(30,935)	(292,475)
Net increase	60,644	$627,280	75,441	$673,075

Class FI
Shares sold	969	$10,017	—	—
Shares issued on reinvestment	13	141	—	—
Shares repurchased	(75)	(767)	—	—
Net increase	907	$9,391	—	—

Class R
Shares sold	3,444	$33,473	15	$145
Shares issued on reinvestment	2	22	—	—
Shares repurchased	(3,277)	(31,534)	—	—
Net increase	169	$1,961	15	$145

Class I
Shares sold	106,502	$1,057,345	52,712	$494,080
Shares issued on reinvestment	—	—	922	9,089
Shares repurchased	(41,764)	(440,791)	(4,957)	(48,021)
Net increase	64,738	$616,554	48,677	$455,148

Class IS5
Shares repurchased	—	—	(8,772)	$(84,211)
Net decrease	—	—	(8,772)	$(84,211)

Legg Mason Target Retirement Series 2011 Annual Report	133

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Retirement 2040
Class A
Shares sold	19,879	$206,568	946	$9,093
Shares issued on reinvestment	237	2,647	12	116
Shares repurchased	(890)	(9,044)	(5)	(42)
Net increase	19,226	$200,171	953	$9,167

Class C
Shares sold	136,720	$1,402,068	79,014	$679,171
Shares issued on reinvestment	682	7,622	302	2,986
Shares repurchased	(31,618)	(333,420)	(35,415)	(321,547)
Net increase	105,784	$1,076,270	43,901	$360,610

Class FI
Net increase (decrease)	—	—	—	—

Class R
Shares sold	220	$2,256	388	$3,718
Shares issued on reinvestment	6	60	3	37
Shares repurchased	—	—	(17)	(152)
Net increase	226	$2,316	374	$3,603

Class I
Shares sold	77,325	$773,877	33,689	$295,694
Shares issued on reinvestment	—	—	519	5,160
Shares repurchased	(26,910)	(280,246)	(1,369)	(12,992)
Net increase	50,415	$493,631	32,839	$287,862

Class IS6
Shares repurchased	—	—	(8,772)	$(82,632)
Net decrease	—	—	(8,772)	$(82,632)

Retirement 2045
Class A
Shares sold	15,087	$152,459	8,264	$69,937
Shares issued on reinvestment	138	1,542	83	827
Shares repurchased	(8,603)	(87,285)	(3,607)	(34,408)
Net increase	6,622	$66,716	4,740	$36,356

Class C
Shares sold	71,878	$738,458	64,936	$585,663
Shares issued on reinvestment	360	4,022	234	2,324
Shares repurchased	(46,446)	(479,767)	(25,428)	(236,202)
Net increase	25,792	$262,713	39,742	$351,785

Class FI
Net increase (decrease)	—	—	—	—

Class R
Shares sold	251	$2,572	835	$8,068
Shares issued on reinvestment	11	119	9	88
Net increase	262	$2,691	844	$8,156

Class I
Shares sold	65,709	$655,856	20,544	$185,673
Shares issued on reinvestment	—	—	307	3,051
Shares repurchased	(30,083)	(327,535)	(1,790)	(16,686)
Net increase	35,626	$328,321	19,061	$172,038

134	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Retirement 2045 continued
Class IS7
Shares repurchased	—	—	(8,772)	$(85,702)
Net decrease	—	—	(8,772)	$(85,702)

Retirement 2050
Class A
Shares sold	36,886	$371,733	4,708	$44,547
Shares issued on reinvestment	472	5,278	72	703
Shares repurchased	(1,797)	(18,165)	(34)	(324)
Net increase	35,561	$358,846	4,746	$44,926

Class C
Shares sold	74,365	$781,090	39,189	$349,984
Shares issued on reinvestment	266	2,974	233	2,300
Shares repurchased	(37,279)	(393,319)	(12,623)	(113,948)
Net increase	37,352	$390,745	26,799	$238,336

Class FI
Net increase (decrease)	—	—	—	—

Class R
Shares sold	776	$7,838	920	$8,877
Shares issued on reinvestment	9	102	10	102
Shares repurchased	(637)	(7,061)	—	—
Net increase	148	$879	930	$8,979

Class I
Shares sold	21,163	$213,722	8,636	$77,654
Shares issued on reinvestment	—	—	131	1,302
Shares repurchased	(12,495)	(132,753)	(919)	(8,885)
Net increase	8,668	$80,969	7,848	$70,071

Class IS8
Shares repurchased	—	—	(8,772)	$(83,947)
Net decrease	—	—	(8,772)	$(83,947)

Retirement Fund
Class A
Shares sold	24,712	$302,944	10,555	$119,270
Shares issued on reinvestment	905	11,114	376	4,197
Shares repurchased	(5,774)	(67,547)	(82)	(909)
Net increase	19,843	$246,511	10,849	$122,558

Class C
Shares sold	76,047	$904,948	57,314	$589,669
Shares issued on reinvestment	1,878	23,054	1,158	12,901
Shares repurchased	(39,155)	(464,038)	(19,674)	(213,851)
Net increase	38,770	$463,964	38,798	$388,719

Class FI
Shares sold	2,136	$25,002	—	—
Shares issued on reinvestment	55	669	—	—
Shares repurchased	(401)	(4,982)	—	—
Net increase	1,790	$20,689	—	—

Class R
Net increase (decrease)	—	—	—	—

Legg Mason Target Retirement Series 2011 Annual Report	135

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Retirement Fund continued
Class I
Shares sold	11,029	$126,303	3,925	$42,108
Shares issued on reinvestment	—	—	154	1,719
Shares repurchased	(2,587)	(30,029)	—	—
Net increase	8,442	$96,274	4,079	$43,827

Class IS9
Shares repurchased	—	—	(8,772)	$(98,246)
Net decrease	—	—	(8,772)	$(98,246)

[1]	Class IS shares were fully redeemed on September 17, 2009.

[2]	Class IS shares were fully redeemed on September 18, 2009.

[3]	Class IS shares were fully redeemed on September 24, 2009.

[4]	Class IS shares were fully redeemed on October 8, 2009.

[5]	Class IS shares were fully redeemed on September 29, 2009.

[6]	Class IS shares were fully redeemed on October 5, 2009.

[7]	Class IS shares were fully redeemed on October 12, 2009.

[8]	Class IS shares were fully redeemed on October 6, 2009.

[9]	Class IS shares were fully redeemed on September 28, 2009.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2011 was as follows:

	Retirement 2015	Retirement 2020	Retirement 2025
Distributions Paid From:
Ordinary income	$73,669	$83,009	$81,682

	Retirement 2030	Retirement 2035	Retirement 2040
Distributions Paid From:
Ordinary income	$52,970	$47,300	$33,200

	Retirement 2045	Retirement 2050	Retirement Fund
Distributions Paid From:
Ordinary income	$23,600	$19,500	$67,000

The tax character of distributions paid during the fiscal year ended January 31, 2010 was as follows:

	Retirement 2015	Retirement 2020	Retirement 2025
Distributions Paid From:
Ordinary income	$41,800	$39,500	$36,950

	Retirement 2030	Retirement 2035	Retirement 2040
Distributions Paid From:
Ordinary income	$31,300	$27,000	$17,800

	Retirement 2045	Retirement 2050	Retirement Fund
Distributions Paid From:
Ordinary income	$15,700	$15,150	$49,000

As of January 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Retirement 2015		Retirement 2020		Retirement 2025
Undistributed ordinary income — net	$3,834		$3,914		$3,253
Capital loss carryforward*	(23,175)		(32,199)		(22,623)
Other book/tax temporary differences	(1,164)	(a)	(1,522)	(a)	(1,681)	(a)
Unrealized appreciation (depreciation)	419,259	(c)	538,955	(c)	587,122	(c)
Total accumulated earnings (losses) — net	$398,754		$509,148		$566,071

136	Legg Mason Target Retirement Series 2011 Annual Report

Notes to financial statements (cont’d)

	Retirement 2030		Retirement 2035		Retirement 2040
Undistributed ordinary income — net	$1,818		$1,491		$1,522
Capital loss carryforward*	(54,351)		(50,034)		(34,854)
Other book/tax temporary differences	(1,260)	(a)	(1,931)	(b)	(1,005)	(a)
Unrealized appreciation (depreciation)	533,137	(c)	512,796	(c)	474,571	(c)
Total accumulated earnings (losses) — net	$479,344		$462,322		$440,234

	Retirement 2045		Retirement 2050		Retirement Fund
Undistributed ordinary income — net	$1,099		$902		$3,827
Capital loss carryforward*	(41,274)		(67,862)		(16,790)
Other book/tax temporary differences	(772)	(a)	(590)	(a)	(963)	(a)
Unrealized appreciation (depreciation)	305,764	(c)	260,900	(c)	247,340	(c)
Total accumulated earnings (losses) — net	$264,817		$193,350		$233,414

*	During the current year ended January 31, 2011, Retirement 2015 Fund utilized $10,919, Retirement 2020 Fund utilized $2,565, Retirement 2025 Fund utilized $5,647, Retirement 2030 Fund utilized $5,198, Retirement 2040 Fund utilized $9,714, Retirement 2045 Fund utilized $5,251 and Retirement Fund utilized $4,458 of each of their respective capital loss carryforward available from prior years.

As of January 31, 2011, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Retirement 2015	Retirement 2020	Retirement 2025	Retirement 2030	Retirement 2035
1/31/2017	—	$(1,653)	—	—	$(407)
1/31/2018	$(23,175)	(30,546)	$(22,623)	$(54,351)	(48,711)
1/31/2019	—	—	—	—	(916)
	$(23,175)	$(32,199)	$(22,623)	$(54,351)	$(50,034)

Year of Expiration	Retirement 2040	Retirement 2045	Retirement 2050	Retirement Fund
1/31/2017	—	—	$(425)	—
1/31/2018	$(34,854)	$(41,274)	(65,730)	$(16,790)
1/31/2019	—	—	(1,707)	—
	$(34,854)	$(41,274)	$(67,862)	$(16,790)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending January 31, 2012.

Legg Mason Target Retirement Series 2011 Annual Report	137

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statements of assets and liabilities of Legg Mason Target Retirement 2015, Legg Mason Target Retirement 2020, Legg Mason Target Retirement 2025, Legg Mason Target Retirement 2030, Legg Mason Target Retirement 2035, Legg Mason Target Retirement 2040, Legg Mason Target Retirement 2045, Legg Mason Target Retirement 2050, and Legg Mason Target Retirement Fund, each a series of Legg Mason Partners Equity Trust, including the schedules of investments, as of January 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from August 29, 2008 (commencement of operations) to January 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the custodian and the investee funds’ transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Target Retirement 2015, Legg Mason Target Retirement 2020, Legg Mason Target Retirement 2025, Legg Mason Target Retirement 2030, Legg Mason Target Retirement 2035, Legg Mason Target Retirement 2040, Legg Mason Target Retirement 2045, Legg Mason Target Retirement 2050, and Legg Mason Target Retirement Fund as of January 31, 2011, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from August 29, 2008 (commencement of operations) to January 31, 2009 , in conformity with U.S. generally accepted accounting principles.

New York, New York

March 15, 2011

138	Legg Mason Target Retirement Series

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement between the Trust, on behalf of each of Legg Mason Target Retirement 2015, Legg Mason Target Retirement 2020, Legg Mason Target Retirement 2025, Legg Mason Target Retirement 2030, Legg Mason Target Retirement 2035, Legg Mason Target Retirement 2040, Legg Mason Target Retirement 2045, Legg Mason Target Retirement 2050, and Legg Mason Target Retirement Fund (each, a “Fund” and collectively, the “Funds”), and Legg Mason Partners Fund Advisor, LLC (the “Manager”), pursuant to which the Manager provides the Fund with investment advisory and administrative services, and the sub-advisory agreement between the Manager and Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”), with respect to each Fund, pursuant to which the Sub-Adviser provides day-to-day management of the Fund’s portfolio. (The management agreements and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Funds were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Funds’ distributor, as well as the management, sub-advisory and distribution arrangements for each Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, as to each Fund, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the funds under the management agreement and sub-advisory agreement

As to each Fund, the Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

Legg Mason Target Retirement Series	139

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

As to each Fund, the Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target funds with the same target date as the particular Fund or, for Legg Mason Target Retirement Fund, mixed-asset target allocation conservative funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe was for the one-year period ended June 30, 2010. Each Fund, except Legg Mason Target Retirement 2035, performed better than the median for such period. Legg Mason Target Retirement 2035 performed slightly below the median for such period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that each Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Funds’ portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with each Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

As to each Fund, the Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that each Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board also noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the

140	Legg Mason Target Retirement Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of retail front-end load passively managed affiliated mixed-asset target funds with the same target date as the particular Fund or, for Legg Mason Target Retirement Fund, mixed-asset target allocation conservative, growth and moderate funds selected by Lipper as comparable to the particular Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load passively managed affiliated mixed-asset target funds with the same target date as the particular Fund or, for Legg Mason Target Retirement Fund, mixed-asset target allocation conservative, growth and moderate funds (the “Expense Universe”). This information showed that, each Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Fund’s Expense Group and lower than the average management fee paid by the other funds in the Fund’s Expense Universe. This information also showed that each Fund’s actual total expense ratio was lower than the total expense ratios of the funds in the Fund’s Expense Group and lower than the average total expense ratio of the other funds in the Fund’s Expense Universe. The Trustees noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

As to each Fund, the Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that, as to each Fund, the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Target Retirement Series	141

Other benefits to the manager

As to each Fund, the Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

As to each Fund, based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement for each Fund.

142	Legg Mason Target Retirement Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Target Retirement Series (the “Target Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Target Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Target Funds at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Target Retirement Series	143

Independent Trustees cont’d

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

144	Legg Mason Target Retirement Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Target Retirement Series	145

Additional Officers cont’d

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

146	Legg Mason Target Retirement Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Target Retirement Series	147

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2011:

Record date:	Retirement 2015		Retirement 2020
Record date:	6/17/2010	12/29/2010	6/17/2010	12/29/2010
Payable date:	6/18/2010	12/30/2010	6/18/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals	14.37%	35.00%	87.02%	40.00%
Dividends qualifying for the dividends
received deduction for corporations	6.24%	13.27%	34.19%	15.60%
Interest from federal obligations	6.03%	6.03%	5.87%	5.87%

	Retirement 2025		Retirement 2030
Record date:	6/17/2010	12/29/2010	6/17/2010	12/29/2010
Payable date:	6/18/2010	12/30/2010	6/18/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals	—	45.00%	23.62%	55.00%
Dividends qualifying for the dividends
received deduction for corporations	—	20.63%	21.91%	28.81%
Interest from federal obligations	5.03%	5.03%	2.42%	2.42%

	Retirement 2035		Retirement 2040
Record date:		12/29/2010		12/29/2010
Payable date:		12/30/2010		12/30/2010
Ordinary income:
Qualified dividend income for individuals		85.00%		95.00%
Dividends qualifying for the dividends
received deduction for corporations		44.37%		58.43%

	Retirement 2045		Retirement 2050
Record date:		12/29/2010		12/29/2010
Payable date:		12/30/2010		12/30/2010
Ordinary income:
Qualified dividend income for individuals		95.00%		95.00%
Dividends qualifying for the dividends
received deduction for corporations		58.38%		58.26%

	Retirement Fund
Record date:	6/17/2010	12/29/2010
Payable date:	6/18/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals	31.00%	15.00%
Dividends qualifying for the dividends
received deduction for corporations	37.35%	4.89%
Interest from federal obligations	6.95%	6.95%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason

Target Retirement Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue

New York, NY 10154

Legg Mason Target Retirement Series

Legg Mason Target Retirement 2015

Legg Mason Target Retirement 2020

Legg Mason Target Retirement 2025

Legg Mason Target Retirement 2030

Legg Mason Target Retirement 2035

Legg Mason Target Retirement 2040

Legg Mason Target Retirement 2045

Legg Mason Target Retirement 2050

Legg Mason Target Retirement Fund

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Target Retirement Series

Legg Mason Funds

55 Water Street

New York, NY 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Target Retirement Series. This report is not authorized for distribution to prospective investors in the Legg Mason Target Retirement Series unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

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We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011674 3/11 SR11-1334

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2010 and January 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $264,100 in 2010 and $358,200 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $4,500 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $102,000 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor, were $4,900 in 2011 other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 23, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: March 23, 2011